UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A INFORMATION

_____________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JASPER THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JASPER THERAPEUTICS, INC.
2200 Bridge Pkwy Suite #102
Redwood City, CA 94065

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on Thursday, July 3, 2025

Dear Stockholders of Jasper Therapeutics, Inc.:

We cordially invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Jasper Therapeutics, Inc., a Delaware corporation (the “Company” or “Jasper”), which will be held virtually on Thursday, July 3, 2025 at 10:00 a.m. Pacific Time via live audio webcast on the Internet at https://www.cstproxy.com/JasperTherapeutics/2025, for the following purposes, as more fully described in the accompanying proxy statement:

1.      To elect three Class I directors to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified;

2.      To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

3.      To approve, on an advisory basis, the compensation of our named executive officers;

4.      To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

5.      To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

In order to provide expanded access to our stockholders, our board of directors has determined to hold a live audio webcast in lieu of an in-person meeting. You will be able to vote and submit your questions during the meeting at https://www.cstproxy.com/JasperTherapeutics/2025. The virtual-only approach also lowers costs and aligns with our broader sustainability goals. Although no physical in-person meeting will be held, we designed the format of this year’s Annual Meeting to ensure that our stockholders of record who attend the Annual Meeting will be afforded similar rights and opportunities to participate as they would at an in-person meeting. As always, we encourage you to vote your shares prior to the Annual Meeting either by Internet or by proxy card to help make this meeting format as efficient as possible.

Our board of directors has fixed the close of business on May 9, 2025 as the record date for the Annual Meeting. Only stockholders of record on May 9, 2025 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about May 23, 2025, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”). The Proxy Statement and the Annual Report can be accessed directly at the following Internet address: https://www.cstproxy.com/JasperTherapeutics/2025. All you have to do is enter the control number located on your proxy card.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet or mail as soon as possible to ensure that your shares are represented. For additional instructions on voting by the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

If you have any questions or need assistance voting your shares, please contact:

Jasper Therapeutics, Inc.
2200 Bridge Pkwy Suite #102
Redwood City, CA 94065
Attention: Corporate Secretary
(650) 549-1400
IR@jaspertherapeutics.com

We appreciate your continued support of Jasper.

By order of the Board of Directors,
/s/ Ronald Martell
Ronald Martell
President, Chief Executive Officer and Director
Redwood City, CA
May 19, 2025

i

JASPER THERAPEUTICS, INC.

PROXY STATEMENT
FOR
2025 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

This proxy statement (this “Proxy Statement”) and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (our “Board”) for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Jasper Therapeutics, Inc., a Delaware corporation (the “Company” or “Jasper”), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held virtually on Thursday, July 3, 2025, at 10:00 a.m. Pacific Time via live audio webcast. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) is first being mailed on or about May 23, 2025 to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 23, 2025 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please e-mail proxy@continentalstock.com (include Jasper Therapeutics, Inc. and your control number in the subject line), log on to https://www.cstproxy.com/JasperTherapeutics/2025 or call 1-888-266-6791. Please have your proxy card in hand when you access the website or call and follow the instructions provided.

What matters am I voting on?

You are being asked to vote on:

•        the election of three Class I directors to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified;

•        the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

•        to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement;

•        to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

•        any other business as may properly come before the Annual Meeting.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How does the board of directors recommend I vote on these proposals?

Our Board recommends a vote:

•        “FOR” the election of Kurt von Emster, Scott Brun, M.D., and Vishal Kapoor as Class I directors;

•        “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

•        “FOR” the approval of the compensation of our named executive officers as disclosed in this Proxy Statement; and

•        For “One Year” (annual vote) regarding the frequency of future advisory votes on the compensation of our named executive officers.

What if another matter is properly brought before the meeting?

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Who is entitled to vote?

Holders of our common stock as of the close of business on May 9, 2025, the record date for the Annual Meeting (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 15,022,122 shares of our common stock outstanding, all of which are shares of voting common stock. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of common stock is entitled to one vote on each proposal.

Stockholder of Record: Shares Registered in Your Name.    If, on the Record Date, shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, vote live at the Annual Meeting, or vote by proxy through the Internet. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent.    If, on the Record Date, shares of our common stock are held on in an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record with respect to those shares for the purpose of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent as to how to vote the shares in your account. As the Beneficial owner, you are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you should follow your broker’s, bank’s or other agent’s procedures for obtaining a legal proxy to vote your shares of our common stock live at the Annual Meeting. If you request a printed copy of our proxy materials by mail, your broker, bank or other agent will provide a voting instruction form for you to use. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other agent as “street name stockholders.”

How many votes are needed for approval of each proposal?

•        Proposal No. 1:    The election of directors requires a plurality of the vote of the shares of our common stock present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, only “For” votes will affect the outcome, and any shares abstained from voting “For” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “Withhold” on each of the nominees for election as a director.

•        Proposal No. 2:    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 requires the affirmative vote of the majority of the shares of our common stock present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Stockholder abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•        Proposal No. 3:    The advisory vote to approve the 2024 compensation of our named executive officers requires the affirmative vote of the majority of the shares of our common stock present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Stockholder abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•        Proposal No. 4:    For the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, the option (every one, two or three years) receiving the greatest number of votes will be considered the frequency recommended by stockholders. Stockholder abstentions and broker non-votes will have no effect on the outcome of this proposal.

The votes on Proposal No. 3 and Proposal No. 4 are advisory and non-binding; however, as provided by law, our Board and the Compensation Committee of our Board (the “Compensation Committee”) will review the results of the votes and, consistent with our record of stockholder engagement, will consider the results in making future decisions concerning executive compensation and the frequency of future advisory votes to approve the compensation of our named executive officers.

Do our executive officers or directors have an interest in any of the matters to be acted upon at the Annual Meeting?

Kurt von Emster, Scott Brun, M.D. and Vishal Kapoor, current members of our Board, each have an interest in Proposal No. 1 (Election of Directors), as each is a nominee for reelection to our Board. Ronald Martell (our Chief Executive Officer), Herb Cross (our Chief Financial Officer), Jeet Mahal (our Chief Operating Officer) and Edwin Tucker, M.D. (our Chief Medical Officer) each have an interest in Proposals No. 3 and 4, as their compensation is subject to these votes. Members of our Board and our executive officers do not have any interest in Proposal No. 2.

What are the effects of abstentions, withheld votes and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares or withholds votes as to a particular proposal, or if a broker, bank or other agent holding its customer’s shares of record causes abstentions or withheld votes to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions and withheld votes will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares of our common stock present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting (i.e., Proposal Nos. 2 and 3). However, because the outcome of Proposal No. 1 (election of directors) and Proposal No. 4 (frequency of say-on-pay vote) will be determined by a plurality vote, abstentions and withheld votes will have no impact on the outcome of such proposals as long as a quorum exists.

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker, bank or other agent that holds the shares as to how to vote on matters deemed “non routine.” Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other agent holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other agent can still vote the shares with respect to matters that are considered “routine,” but not with respect to “non-routine” matters. In the event that a broker bank or other agent or record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker, bank or other agent, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes present and entitled to vote or votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our third amended and restated bylaws (our “Bylaws”) and Delaware law. The presence, in person or by remote communication, if applicable, or by proxy, duly authorized, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. On the Record Date, there were 15,022,122 shares outstanding and entitled to vote. Thus, the holders of at least 7,511,062 shares must be present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting to have a quorum. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting online. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting to another time or place.

How do I vote?

If you are a stockholder of record, there are three ways to vote:

•        by Internet at https://www.cstproxy.com/JasperTherapeutics/2025, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on Wednesday, July 2, 2025 (have your Notice or proxy card in hand when you visit the website);

•        by completing and mailing your proxy card (if you received printed proxy materials); or

•        by Internet during the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at https://www.cstproxy.com/JasperTherapeutics/2025.

Whether or not you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting online and vote online. In such case, your previously submitted proxy will be disregarded.

If you are a street name stockholder, you should have received voting instructions from your broker, bank or other agent. You must follow the voting instructions provided by your broker, bank or other agent in order to direct your broker, bank or other agent, as applicable, on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form or on the Internet. However, the availability of Internet voting will depend on the voting process of your broker, bank or other agent. As discussed above, if you are a street name stockholder, you must obtain a legal proxy from your broker, bank or other agent in order to vote your shares in person in the Annual Meeting.

Can I change my vote or revoke my proxy?

Yes, if you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

•        entering a new vote by Internet;

•        completing and returning a later-dated proxy card;

•        notifying our Corporate Secretary, in writing, at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065; or

•        attending and voting electronically at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank or other agent can provide you with instructions on how to change your vote.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to us unless:

•        required by law;

•        you expressly request disclosure on your proxy; or

•        there is a proxy contest.

What do I need to do to attend the Annual Meeting online?

We will be hosting our Annual Meeting via live audio webcast only. If you are a stockholder as of the Record Date and wish to virtually attend the Annual Meeting, you will need the 12-digit control number, which is located on the Notice or on your proxy card (if you receive a printed copy of the proxy materials). Instructions on how to participate in the Annual Meeting are also posted online at https://www.cstproxy.com/JasperTherapeutics/2025. The webcast will start at 10:00 a.m., Pacific Time on July 3, 2025. Stockholders may vote and ask questions while attending the Annual Meeting online.

Use of cameras and recording devices are prohibited while virtually attending the live audio webcast.

How can I get help if I have trouble checking in or listening to the meeting online?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Ronald Martell and Herb Cross have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

How are proxies solicited for the Annual Meeting?

Our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices you receive to ensure that all of your shares are voted.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other agent will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Your broker, bank or other agent will not have discretion to vote on Proposal No. 1, Proposal No. 3 or Proposal No. 4, each of which is a “non-routine” matter, or any other proposals that are considered “non-routine” matters, absent direction from you.

Where can I find the voting results of the Annual Meeting?

We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at:

Jasper Therapeutics, Inc.
Attention: Investor Relations
2200 Bridge Pkwy Suite #102
Redwood City, CA 94065
IR@JasperTherapeutics.com
(650) 549-1400

We encourage stockholders to contact us by telephone or e-mail instead of physical mail to help ensure timely receipt of any request for proxy materials.

Street name stockholders may contact their broker, bank or other agent to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2026 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than the close of business on January 23, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Jasper Therapeutics, Inc.
Attention: Corporate Secretary
2200 Bridge Pkwy Suite #102
Redwood City, CA 94065

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our notice of such annual meeting (with respect to business other than director nominations), (ii) otherwise properly brought before such annual meeting by or at the direction of our Board or (iii) properly brought before such meeting by a stockholder of record at the time of such stockholder’s timely delivery of written notice to our Corporate Secretary, which notice must contain the information specified in our Bylaws, who is entitled to vote at such annual meeting. To be timely for the 2026 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•        not earlier than the close of business on March 5, 2026; and

•        not later than the close of business on April 4, 2026.

In the event that we hold the 2026 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by the Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the tenth day following the day on which notice of such annual meeting was mailed or public announcement of the date of such annual meeting is first made, whichever occurs first.

In addition, pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”), the SEC’s universal proxy rule, notices of a solicitation of proxies in support of director nominees other than our own nominees must be postmarked or electronically submitted no later than May 4, 2026, and each nomination must comply with the SEC regulations under Rule 14a-19, which requires, among other things, that such notice include a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If, however, the date of the 2026 annual meeting of stockholders is more than 30 days before or after July 3, 2026, then the Rule 14a-19 deadline shall be the later of 60 calendar days prior to the date of the 2026 annual meeting of stockholders or the 10th calendar day following the day on which we first make a public announcement of the date of our 2026 annual meeting of stockholders. Any nomination that does not comply with the requirements set forth in our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Bylaws will not be considered for presentation at the 2026 annual meeting of stockholders. We intend to file a proxy statement and white proxy card with the SEC in connection with our solicitation of proxies for our 2026 annual meeting of stockholders.

If a stockholder who has notified us of the stockholder’s intention to present a proposal at an annual meeting of stockholders does not appear to present the stockholder’s proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

Holders of our common stock may propose director candidates for consideration by the Nominating and Corporate Governance Committee of our Board (the “Nominating and Corporate Governance Committee”). Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Corporate Secretary at the address of our principal executive office set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance — Stockholder Recommendations and Nominations to the Board of Directors.”

Our Bylaws also permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our Bylaws is available via the SEC’s website at http://www.sec.gov. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant provisions of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business and affairs are managed under the direction of our Board. Our Board consists of eight directors, all of whom, other than Judith Shizuru, M.D., Ph.D. and Ronald Martell, qualify as “independent” under the listing standards of the Nasdaq Capital Market (“Nasdaq”), including Nasdaq Listing Rule 5605(a)(2). Our Board is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of May 19, 2025, and certain other information for each of the members of our Board with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our Board:

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Directors with Terms Expiring at the Annual Meeting/Nominees
Kurt von Emster(1)(2)(3)(4)	I	57	Director*	2019	2025	2028
Scott Brun, M.D.(2)(4)	I	57	Director*	2023	2025	2028
Vishal Kapoor(1)(3)	I	49	Director*	2023	2025	2028
Continuing Directors
Judith Shizuru, M.D., Ph.D.(4)	II	69	Director	2018	2026
Tom Wiggans	II	73	Chairperson of the Board*	2023	2026
Ronald Martell	III	63	Director	2022	2027
Christian Nolet(2)(3)	III	68	Director*	2021	2027
Svetlana Lucas, Ph.D.(1)	III	53	Director*	2024	2027

____________

(1)      Member of the Nominating and Corporate Governance Committee

(2)      Member of the Compensation Committee

(3)      Member of the Audit Committee

(4)      Member of the Research and Development Committee

*        Independent Director

Nominees for Director

Kurt von Emster.    Mr. von Emster has served as a member of our Board since September 2021. Mr. von Emster served on the Pre-Merger Board (as defined below) from November 2019 to September 2021. Mr. von Emster has been a Partner at Abingworth LLP, a venture capital firm, since January 2015 and as Managing Partner since July 2015. Prior to joining Abingworth, Mr. von Emster was a co-founder and Partner of venBio LLC, a venture capital firm, from May 2009 until January 2015. In 2001, Mr. von Emster became a General Partner at MPM Capital, a leading biotechnology private equity firm, and launched the MPM BioEquities Fund, a crossover public and private biotechnology hedge fund. He was the portfolio manager of this fund from inception in 2001 until his departure in 2009. Mr. von Emster’s investment career started in 1989 at Franklin Templeton Investments where he founded and managed several health and biotechnology funds in the 1990s. Mr. von Emster has served on the boards of directors of Tizona Therapeutics, Inc. since November 2020, Orbus Therapeutics, Inc. since July 2020, Launch Therapeutics since August 2021, SFJ Pharmaceuticals Inc. since April 2020 and Iambic Therapeutics since November 2023. He previously served as a director of CymaBay Therapeutics, Inc. (Nasdaq: CBAY) from April 2009 until its acquisition by Gilead Sciences, Inc. in March 2024, CRISPR Therapeutics AG from March 2015 to June 2019, Vera Therapeutics, Inc. (Nasdaq: VERA) from November 2020 to May 2022, Vaxcyte, Inc. (Nasdaq: PCVX) from June 2019 to June 2022 and Trishula Therapeutics, Inc. from December 2020 to November 2021. Mr. von Emster holds a B.S. in Business and Economics from the University of California, Santa Barbara and is a Chartered Financial Analyst (CFA). We believe that Mr. von Emster is qualified to serve as a member of our Board because of his extensive financial and investment experience, as well as his experience serving on the boards of directors of other therapeutic and pharmaceutical companies.

Scott Brun, M.D.    Dr. Brun has served as a member of our Board since June 2023. Dr. Brun is currently President at Gold Mast Consulting, LLC, an advisory firm he founded in 2019 to provide technical advice and strategic guidance related to biopharmaceutical research and development, pipeline portfolio management, commercialization of new therapeutics and strategic communications related to R&D activities. Dr. Brun serves as a Venture Partner at Abingworth LLP and a Senior Medical Advisor to Launch Therapeutics. Prior to his current roles, Dr. Brun had two decades of experience in various leadership roles at AbbVie, Inc., including 15 years at the predecessor company, Abbott Laboratories. The majority of his career has been focused on leading teams and clinical development organizations across a broad variety of therapeutic areas including autoimmune, neurologic and renal, among others. He was most recently Corporate Vice President of Scientific Affairs and Head of AbbVie Ventures, a corporate venture fund responsible for investment opportunities within AbbVie’s R&D therapeutic areas as well as technology platforms of interest from March 2016 to March 2019. Previously, Dr. Brun served as Corporate Vice President and Head of Pharmaceutical Development at AbbVie from November 2013 to March 2016. During his tenure at AbbVie, Dr. Brun oversaw a global organization with responsibilities for AbbVie’s entire portfolio of early- and late-stage clinical pre-registration pipeline compounds as well as marketed compounds within oncology, neurology, immunology, renal, infectious disease, and women’s and men’s health therapeutic areas. Prior to joining AbbVie, Dr. Brun spent over 15 years at Abbott Laboratories, where he held positions of increasing leadership responsibility in drug development within the R&D organization. Dr. Brun is a member of the boards of directors of Axial Biotherapeutics, Inc. and Trishula Therapeutics, Inc., both private, clinical-stage biopharmaceutical companies, Forte Biosciences, Inc. (Nasdaq: FBRX), a preclinical-stage company focused on autoimmune diseases, and Cabaletta Bio, Inc. (Nasdaq: CABA), a clinical-stage biotechnology company focused on the discovery and development of engineered T cell therapies for autoimmune diseases. Previously, Dr. Brun served as a Senior Advisor to the business development team at Horizon Therapeutics plc (Nasdaq: HZNP) from 2020 to 2023. Dr. Brun received his B.S. in Biochemistry from the University of Illinois at Urbana-Champaign and earned his M.D. from the Johns Hopkins University School of Medicine. He completed his residency in ophthalmology at the Massachusetts Eye and Ear Infirmary, Harvard Medical School. We believe that Dr. Brun is qualified to serve as a member of our Board because of his extensive background in research, development and commercialization of product candidates, as well as his current and prior service with pharmaceutical and biotechnology companies on matters pertaining to strategy and operations.

Vishal Kapoor.    Mr. Kapoor has served as a member of our Board since February 2023. He has been a Partner of Avego Management, LLC, an affiliate of Velan Capital Partners LP, since January 2021, leading their life sciences venture investing strategy. He was previously with Amplitude Healthcare Acquisition Corporation from January 2020 until our merger with it in September 2021. Prior to that, Mr. Kapoor was Chief Business Officer of Iveric bio, Inc. (formerly known as Ophthotech) from April 2015 to December 2019. At Iveric bio, Inc., he was responsible for acquiring an industry-leading portfolio of gene therapy and therapeutic assets in ophthalmology. From October 2014 to April 2015, Mr. Kapoor was Director of Corporate Development at NPS Pharmaceuticals, Inc., which Shire PLC acquired in 2015 for approximately $5.2 billion. From 2005 to 2014, Mr. Kapoor spent nine years at Genentech, Inc. in various positions, including leading strategy for ophthalmology and central nervous system pipeline assets, Lucentis marketing, commercial assessments for business development and medical affairs. In addition, Mr. Kapoor has previously worked at Pfizer Inc. Mr. Kapoor received an MBA in Finance and Management from Columbia Business School in 2004 and a B.A. in Biology from Columbia University in 1997. We believe that Mr. Kapoor is qualified to serve as a member of our Board in light of his years of experience in the life sciences industry, including with respect to acquisition, strategy, marketing and business development.

Continuing Directors

Judith Shizuru, M.D., Ph.D.    Dr. Shizuru has served as a member of our Board since September 2021. Dr. Shizuru is our scientific co-founder and served as a member of the board of directors of our Company prior to the merger with Amplitude Healthcare Acquisition Corporation (the “Pre-Merger Board”) from March 2018 to September 2021 and as Chair of its Scientific Advisory Board from December 2019 to September 2021. Dr. Shizuru is a Professor of Medicine (Blood and Marrow Transplantation) and Pediatrics (Stem Cell Transplantation) at Stanford. Dr. Shizuru is a member of the Stanford Blood and Marrow Transplantation and Cellular Therapy (“BMT-CT”) faculty, the Stanford Immunology Program, the Stanford Cancer Institute and the Institute for Stem Cell Biology and Regenerative Medicine. Dr. Shizuru received a Bachelor’s degree from Bennington College and an M.D. and Ph.D. from the Stanford University School of Medicine. She trained as a resident in adult internal medicine at the University of California, San Francisco, and in the sub-specialty of hematology at Stanford. Dr. Shizuru has been attending on the Stanford BMT-CT clinical service since 1997, and she oversees a research laboratory. Her laboratory is focused on understanding the cellular and molecular basis of resistance to engraftment of transplanted allogeneic hematopoietic cells, and the way in which bone marrow grafts modify immune responses including the induction of immune tolerance. Dr. Shizuru’s laboratory has developed the translational science of anti-CD117 antibodies, and was the first to advance an anti-human CD117 antibody as a transplant conditioning agent from the laboratory to the clinic. Dr. Shizuru has over 160 publications in the fields of immunology and hematopoietic cell transplantation. We believe that Dr. Shizuru is qualified to serve as a member of our Board because of her expertise in immunology, antibody and cellular therapies, and transplant conditioning agents, as well as her knowledge of our technology and product candidates, having co-founded our Company in 2018.

Tom Wiggans.    Mr. Wiggans has served as a member of our Board and as its Chairperson since November 2023. He most recently served as the Chief Executive Officer and chair of the board of directors of Pardes Biosciences, Inc. (Nasdaq: PRDS) from March 2022 until its merger with MediPacific, Inc. in August 2023. Mr. Wiggans founded Dermira, Inc. (Nasdaq: DERM) in August 2010, and served as its Chief Executive Officer and a member of its board of directors from August 2010 and as the chairman of its board of directors from April 2014 until Dermira’s acquisition by Eli Lilly and Company in 2020. From October 2007, Mr. Wiggans served as chairman of the board of directors of Peplin, Inc. and in August 2008, he became its Chief Executive Officer, serving in these positions until Peplin’s acquisition by LEO Pharma Inc. in November 2009. Previously, Mr. Wiggans served as chief executive officer of Connetics USA from 1994, and as chairman of the board of directors of Connetics from January 2006 until December 2006 when Connetics was acquired by Stiefel Laboratories, Inc. From 1992 to 1994, Mr. Wiggans served as President and Chief Operating Officer of CytoTherapeutics, Inc., a biotechnology company. From 1980 to 1992, Mr. Wiggans served at Ares-Serono S.A. in various management positions, including as President of its U.S. pharmaceutical operations and Managing Director of its U.K. pharmaceutical operations. Mr. Wiggans began his career with Eli Lilly and Company. He currently serves on the board of directors of Annexon, Inc. (Nasdaq: ANNX), a position he has held since February 2017. Mr. Wiggans has previously served on the boards of various industry organizations, educational institutions and private and public companies, including service on the boards of directors of Cymabay Therapeutics, Inc. (Nasdaq: CBAY) from April 2021 until its acquisition by Gilead Sciences, Inc. in March 2024, Onyx Pharmaceuticals Inc. from March 2005 until its acquisition by Amgen Inc. in October 2013, Sangamo Biosciences, Inc. from June 2008 until June 2012, Somaxon Pharmaceuticals, Inc. from June 2008 until May 2012, Forma Therapeutics Holdings, Inc. from September 2020 until its acquisition by Novo Nordisk A/S in October 2022, and as chairman of the board of directors of Excaliard Pharmaceuticals, Inc. from October 2010 until its acquisition by Pfizer Inc. in December 2011. Mr. Wiggans was instrumental in the formation of the Biotechnology Industry Organization and served as a member of its board of directors for many years. He is currently a member of the Board of Trustees of the University of Kansas Endowment Association. Mr. Wiggans holds a B.S. in Pharmacy from the University of Kansas and an M.B.A. from Southern Methodist University. We believe that Mr. Wiggans is qualified to serve as a member of our Board because of his leadership and business and product development expertise, as well as his extensive experience in the pharmaceutical and therapeutics industry at both the executive and board level.

Ronald A. Martell.    Mr. Martell has served as our President, Chief Executive Officer and a member of our Board since March 2022. Mr. Martell has more than 30 years’ experience building and managing unique businesses in the biotech industry. Mr. Martell has served as a Director of MorphImmune, Inc. since April 2021, and served as the Chief Executive Officer and President from April 2021 to March 2022. Prior to joining MorphImmune, Inc., Mr. Martell served as the President and CEO of Nuvelution Pharma, Inc. from November 2019 to March 2021. He was also the Co-Founder and Executive Chairman of Indapta Therapeutics, Inc. from April 2017 to March 2022. Mr. Martell was the Co-Founder and Executive Chairman of Orca Bio from January 2016 to June 2019 and the Co-Founder and CEO of Achieve Life Sciences, Inc. from March 2015 to December 2017, where he led the merger of the company with OncoGenex Pharmaceuticals, Inc. in August 2017. He served on the board of directors of Plus Therapeutics, Inc. (previously Cytori Therapeutics, Inc.) (Nasdaq: PSTV) from December 2016 until December 2019. He served as Chief Executive Officer of Sevion Therapeutics, Inc. from June 2014 to January 2015 and Executive Chairman of KaloBios Pharmaceuticals, Inc. from February 2015 to October 2015. Prior to Sevion, Mr. Martell was President and CEO of NeurogesX, Inc. from January 2012 to July 2013 and sold the company’s assets to Acorda Therapeutics, Inc. Prior to NeurogesX, he was Chief Executive Officer of Poniard Pharmaceuticals, Inc. from February 2010 to March 2013. Before joining Poniard, he served in the capacity of the Office of the CEO and as Senior Vice President of Commercial Operations at ImClone Systems. Mr. Martell built ImClone Systems’ Commercial Operations and field sales force to market and commercialize Erbitux® with partners Bristol-Myers Squibb and Merck KGaA. Prior to joining ImClone Systems, Mr. Martell worked for 10 years at Genentech, Inc. in a variety of positions, the last of which was Group Manager, Oncology Products. At Genentech, he was responsible for the launch of Herceptin® for metastatic HER-2 positive breast cancer and Rituxan® for non-Hodgkin’s lymphoma. Mr. Martell began his career at Roche Pharmaceuticals. We believe that Mr. Martell is qualified to serve as a member of our Board because of his depth of experience in oncology and cell therapy development and commercialization, as well as deep relationships across the industry.

Christian W. Nolet.    Mr. Nolet has served as a member of our Board since September 2021. Mr. Nolet has more than 44 years of experience in various leadership roles in the audit services profession and in the life sciences industry. Mr. Nolet was an audit partner at Ernst & Young LLP (“EY”), a professional services firm, from November 2001 to June 2019. While at EY, Mr. Nolet led the West EY Life Sciences Industry Group. He served on both the Executive Committee and Finance Committee (Chair) of the California Life Sciences industry association from 2000 through February 2024. Mr. Nolet was also a member of the Finance & Investment Committee and Emerging Companies Section of BIO (the Biotechnology Innovation Organization). Prior to EY, Mr. Nolet was a partner at PricewaterhouseCoopers LLP from 1991 to 2001. Mr. Nolet holds a B.S. in Accounting from San Diego State University and is a retired Certified Public Accountant in California. Mr. Nolet has served on the board of directors of Revance Therapeutics, Inc. (Nasdaq: RVNC) from July 2019 to its acquisition in February 2025, and currently serves on the board of directors of ArriVent Biopharma, Inc. (Nasdaq: AVBP) since September 2023. He was previously on the board of directors of PolarityTE, Inc. (Nasdaq: PTE) from April 2020 to January 2023 and on the board of directors of Ambrx Biopharma Inc. (Nasdaq: AMAM) from January 2021 to November 2021. Mr. Nolet also served on the board of directors of Viela Bio, Inc. (Nasdaq: VIE) from August 2019 until it was acquired in March 2021. We believe that Mr. Nolet is qualified to serve as a member of our Board because of his experience with multiple life sciences companies ranging from growing venture-capital-backed start-ups to Fortune 100 companies, and his financial expertise as a former audit partner and retired California Certified Public Accountant.

Svetlana Lucas, Ph.D.    Dr. Lucas has served as a member of our Board since June 2024. Dr. Lucas has served as the Chief Business Officer at Scribe Therapeutics Inc., a genetic medicine company, since June 2019, where she established multiple strategic collaborations with pharmaceutical companies, including Sanofi and Prevail Therapeutics, a subsidiary of Eli Lilly and Company. Previously, she served as Senior Vice President, Business Development at Tizona Therapeutics, Inc. (“Tizona”), a clinical-stage immunotherapy company, from January 2019 to June 2019, and prior to that as Vice President, Business Development from June 2015 to January 2019, where she was responsible for the company’s business development strategy and transactions, including a global strategic collaboration with AbbVie Inc. Before joining Tizona, Dr. Lucas was Head of Oncology and Inflammation External R&D Team at Amgen Inc. from August 2014 to July 2015 where she oversaw business development activities, including Amgen’s strategic cancer immunotherapy research collaboration and licensing agreement with Kite Pharma, and collaborated with Amgen Ventures on several investments in oncology and inflammation. Dr. Lucas joined Amgen following the acquisition of Onyx Pharmaceuticals, Inc., where she served as a Director, Corporate Development from September 2012 to August 2014 and spearheaded the company’s oncology partnering strategy and due diligence of new opportunities. She held positions of increasing responsibility in strategy, business development, and strategic marketing at Amgen from January 2003 to September 2005, PDL BioPharma/Facet Biotech (acquired by Abbvie) from September 2005 to July 2010, and XOMA Corporation from July 2010 to September 2012. From February 2001 to January 2003, Dr. Lucas was a strategy consultant in the Life Sciences practice of McKinsey & Company, Inc. She received her undergraduate degree in Biology from Moscow State University, and her Ph.D. in Molecular Biology and Biochemistry from the California Institute of Technology. Dr. Lucas has served on the board of directors of aTyr Pharma, Inc. (Nasdaq: ATYR) since June 2019 and as an advisor to Radar Therapeutics since October 2023. We believe that Dr. Lucas is qualified to serve as a member of our Board due to her extensive business development experience in the biotherapeutics industry.

Composition of Our Board of Directors

The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management. Our Board meets on a regular basis and on an ad hoc basis as required. Our Board currently consists of eight directors. Our Certificate of Incorporation provides that the authorized number of directors may be changed only by resolutions approved by a majority of the authorized number of directors constituting our Board. In accordance with our Certificate of Incorporation, our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms are expiring will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

•        the Class I directors are Mr. von Emster, Dr. Brun and Mr. Kapoor, and their terms will expire at the Annual Meeting;

•        the Class II directors are Dr. Shizuru and Mr. Wiggans, and their terms will expire at our annual meeting of stockholders to be held in 2026; and

•        the Class III directors are Mr. Martell, Mr. Nolet and Dr. Lucas, and their terms will expire at our annual meeting of stockholders to be held in 2027.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Director Independence

Under the listing requirements and rules of Nasdaq, independent directors must comprise a majority of our Board as a listed company.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning the director’s background, employment and affiliations, including family relationships, our Board has determined that each of Mr. von Emster, Dr. Lucas, Mr. Kapoor, Dr. Brun, Mr. Wiggans and Mr. Nolet do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. Mr. Martell was determined not to be independent as he currently serves as our President and Chief Executive Officer. Our Board further determined that Dr. Shizuru is not independent due to the fact that she provides non-employee consulting services to our Company (See “Certain Relationships and Related Party Transactions — Dr. Shizuru Consulting Agreement” for additional information). In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock with respect to each non-employee director.

Board Leadership Structure

Mr. Wiggans currently serves as the non-employee Chairperson of our Board. In such role, Mr. Wiggans has authority, among other things, to call and preside over our Board meetings, to set meeting agendas and to determine materials to be distributed to our Board. As the roles of Chairperson of our Board and Chief Executive Officer are separated between Mr. Wiggans and Mr. Martell, respectively, our Board believes our leadership structure enhances the accountability of our Chief Executive Officer to our Board and encourages balanced decision making. In addition, our Board believes that this structure provides an environment in which the independent directors are fully informed, have significant input into the content of Board meetings, and can provide objective and thoughtful oversight of management.

Each of the committees of our Board, other than the Research and Development Committee of our Board (the “Research and Development Committee”), is comprised solely of independent directors that provide strong independent leadership for each of these committees. Our independent directors generally meet in executive session after each regular meeting of our Board. At each such meeting, the presiding director for each executive session of our Board is an independent or non-employee director. Our Board will continue to evaluate this leadership structure on an ongoing basis based on factors such as the experience of the applicable individuals and the current business environment.

Board Meetings and Committees

Our Board may establish the authorized number of directors from time to time by resolutions adopted by a majority of the authorized number of directors constituting our Board. Our Board currently consists of eight members.

During our fiscal year ended December 31, 2024, our Board held six meetings (including regularly scheduled and special meetings), and acted by written consent three times. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which the director had been a director and (ii) the total number of meetings held by all committees of our Board on which the director served during the periods that the director served.

Although our corporate governance guidelines do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Those who do attend are expected to answer appropriate questions from stockholders. Ronald Martell attended our annual meeting of stockholders in 2024.

Our Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Research and Development Committee. The composition and responsibilities of each of the committees of our Board are described below. Each committee of our Board has a written charter approved by our Board. Copies of each charter are posted in the “Investors-Corporate Governance” portion of our website at ir.jaspertherapeutics.com/corporate-governance/documents-charters. The reference to our website address does not constitute incorporation by reference of the information contained at or available or accessible through our website, and you should not consider it to be a part of this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The Audit Committee of our Board (the “Audit Committee”) consists of Mr. Nolet, Mr. von Emster and Mr. Kapoor. Our Board has determined that each member of our Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairperson of our Audit Committee is Mr. Nolet. Our Board has determined that Mr. Nolet is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of his employment.

The primary purpose of our Audit Committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include, among other things:

•        evaluating, appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;

•        prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles with us, and such independent registered public accounting firm or their affiliates;

•        determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;

•        monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;

•        reviewing with management and the independent registered public accounting firm any fraud that includes management or other employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;

•        establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•        reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure compliance with laws and rules;

•        overseeing our programs, policies, and procedures related to our information technology systems, including information asset security, data protection, data privacy, cybersecurity and back-up of information systems, and the steps taken to monitor, mitigate and control such exposures and our plans to mitigate cybersecurity risks and to respond to data breaches;

•        providing oversight regarding our policies with respect to risk assessment and risk management, including enterprise risk and risks pertaining to our financial, accounting and tax matters;

•        overseeing insurance coverage for our directors and executive officers; and

•        reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to our Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

Our Audit Committee reviews, discusses and assesses its own performance and composition at least annually. Our Audit Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Our Audit Committee held five meetings during fiscal year 2024 and acted by written consent one time during fiscal year 2024.

Compensation Committee

Our Compensation Committee consists of Mr. von Emster, Mr. Nolet and Dr. Brun. The chairperson of our Compensation Committee is Mr. Nolet. Our Board has determined that each member of our Compensation Committee is independent under the listing standards of Nasdaq and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include, among other things:

•        reviewing, modifying and approving (or, if it deems appropriate, making recommendations to our Board regarding) our overall compensation strategy and policies, and reviewing, modifying and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;

•        determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the Chief Executive Officer’s compensation;

•        determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management, including seeking to achieve an appropriate level of risk and reward;

•        reviewing and approving (or, if it deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and other senior management;

•        conducting periodic reviews of the base compensation levels of all of our employees generally;

•        reviewing human capital management strategies, programs and policies, including those relating to our workplace environment and culture;

•        reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;

•        reviewing and administering the “clawback policy” applicable to our executive officers, in accordance with applicable rules and regulations of the SEC and Nasdaq;

•        reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans;

•        reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation and evaluating compensation policies and practices that could mitigate any such risk; and

•        reviewing and recommending to our Board for approval the frequency with which we conduct a vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the vote on executive compensation, and reviewing and approving the proposals regarding the frequency of the vote on executive compensation to be included in our annual meeting proxy statements.

In addition, once we cease to be a “smaller reporting company” as defined in the rules and regulations of the SEC, the responsibilities of our Compensation Committee will include reviewing and discussing with management our Compensation Discussion and Analysis, and recommending to our Board that the Compensation Discussion and Analysis be approved for inclusion in our Annual Reports on Form 10-K, registration statements and annual meeting proxy statements.

Under its charter, our Compensation Committee may form, and delegate authority to, subcommittees as appropriate. Our Compensation Committee reviews, discusses and assesses its own performance and composition at least annually. Our Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Our Compensation Committee held four meetings during fiscal year 2024 and acted by written consent six times during fiscal year 2024.

Compensation Committee Processes and Procedures

Typically, our Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the chairperson of our Compensation Committee, in consultation with the Chief Executive Officer. Our Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding his compensation or individual performance objectives. The charter of our Compensation Committee grants our Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under the charter, our Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that our Compensation Committee considers necessary or appropriate in the performance of its duties. Our Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising our Compensation Committee. In particular, our Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, our Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to our Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

For purposes of 2024 compensation, our Compensation Committee utilized Alpine Rewards (“Alpine”) as its compensation consultant. In connection with assessing 2024 compensation for our directors, officers and other employees, Alpine provided our Compensation Committee with general compensation consultant services. The Compensation Committee assessed whether the work of Alpine as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services, if any, to us by Alpine; (ii) the amount of fees we paid to Alpine; (iii) Alpine’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Alpine or the individual compensation advisors employed by the firm with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of Alpine; and (vi) any shares of our common stock owned by Alpine or the individual compensation advisors employed by the firm. Our Compensation Committee has determined, based on its analysis of the above factors, that the work of Alpine and the individual compensation advisors employed by Alpine as our compensation consultant has not created any conflict of interest. Our Compensation Committee also assessed the independence of Alpine pursuant to SEC rules and concluded that the work of Alpine has not raised any conflict of interest.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. von Emster, Dr. Lucas and Mr. Kapoor. The chairperson of our Nominating and Corporate Governance Committee is Mr. von Emster. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the listing standards of Nasdaq.

Specific responsibilities of our Nominating and Corporate Governance Committee include, among other things:

•        making recommendations to our Board regarding corporate governance issues;

•        evaluating the composition, size, organization and governance of the Board and its committees to ensure that they appropriately reflect the knowledge, skills, integrity, ethics, diversity (including that of gender, sexual orientation, disability, age, race, ethnicity or national origin, global perspective and experience, business experience, functional expertise, stakeholder expectations, culture and geography), and other characteristics required to fulfill their respective duties, and determine future requirements;

•        identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);

•        determining the minimum qualifications for service on our Board;

•        reviewing and evaluating incumbent directors and Board performance generally;

•        instituting and overseeing director orientation and director continuing education programs;

•        serving as a focal point for communication among candidates, non-committee directors and our management;

•        recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;

•        assessing Board member independence;

•        making other recommendations to our Board regarding matters relating to the directors;

•        reviewing succession plans for our Chief Executive Officer and our other executive officers;

•        reviewing and overseeing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to our business of environmental, social and governance issues, and our public reporting on these topics;

•        overseeing our environmental, social and governance programs and strategies; and

•        considering any recommendations for nominees and proposals submitted by stockholders.

Our Nominating and Corporate Governance Committee periodically reviews, discusses and assesses the performance of our Board and the committees of our Board. In fulfilling this responsibility, our Nominating and Corporate Governance Committee seeks input from senior management, our Board and others, which may include external advisors. In assessing our Board, our Nominating and Corporate Governance Committee evaluates the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders and, following the assessment process, our Nominating and Corporate Governance Committee may recommend changes in the composition of our Board, changes in the size of our Board, or other recommended future additions or changes to our Board structure based on our clinical programs and business focus. Our Nominating and Corporate Governance Committee reviews, discusses and assesses its own performance and composition at least annually. Our Nominating and Corporate Governance Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Our Nominating and Corporate Governance Committee held two meetings during fiscal year 2024 and acted by written consent three times during fiscal year 2024.

Research and Development Committee

Our Research and Development Committee is an ad hoc committee of our Board that was formed in May 2022. Our Research and Development Committee consists of Dr. Brun, Dr. Shizuru and Mr. von Emster. The chairperson of our Research and Development Committee is Dr. Brun. Specific responsibilities of our Research and Development Committee include, among other things: (i) facilitating the technical review of our science and technology strategy research and development and product innovation and strategy; and (ii) reporting to our Board regarding our Research and Development Committee’s activities, including its reviews and assessments of our internal technology development, technology assessment, technology review and technical goals and research and development strategies, and any other matters deemed appropriate by our Research and Development Committee.

Our Research and Development Committee held four meetings during fiscal year 2024 and did not act by written consent during fiscal year 2024.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Identifying and Evaluating Director Nominees

Our Nominating and Corporate Governance Committee is responsible for identifying, reviewing, evaluating and recommending candidates for nomination to our Board, including candidates to fill any vacancies that may occur. Our Nominating and Corporate Governance Committee assesses the qualifications of candidates in light of the policies and principles in our corporate governance guidelines and may also engage third-party search firms to identify director candidates. Our Nominating and Corporate Governance Committee may conduct interviews, detailed questionnaires and comprehensive background checks or use any other means that it deems appropriate to gather information to evaluate potential candidates. Based on the results of the evaluation process, our Nominating and Corporate Governance Committee recommends candidates to our Board for approval as director nominees for election to our Board. In assessing our Board, our Nominating and Corporate Governance Committee will evaluate the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders.

Minimum Requirements

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. Some of the qualifications that our Nominating and Corporate Governance Committee will also consider include, but are not limited to, such candidate’s (i) level of expertise, (ii) potential conflicts of interests or other commitments, (iii) demonstrated excellence in his or her field, (iv) ability to exercise sound business judgment, (v) diversity with respect to personal background, perspective and experience and (vi) commitment to rigorously representing our stockholders’ long-term interests. Our Nominating and Corporate Governance Committee also reviews director candidates in the context of the current size and composition of our Board, our operating requirements and our stockholders’ long-term interests. Although our Board does not maintain a specific policy with respect to board diversity, our Board values diversity as a factor in selecting nominees. Our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences and may consider factors including gender, racial diversity, age, skills, and such other factors as it deems appropriate to maintain an appropriate balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, our Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, our Nominating and Corporate Governance Committee also determines whether the nominee is independent for purposes of Nasdaq listing rules.

Stockholder Recommendations and Nominations to the Board of Directors

Stockholders may submit recommendations for director candidates to our Nominating and Corporate Governance Committee by sending the individual’s name and qualifications to our Corporate Secretary at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065, who will forward all recommendations to our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Stockholder and Other Interested Party Communications

Our Board provides to every stockholder and any other interested parties the ability to communicate with our Board as a whole, and with individual directors on our Board, through an established process for stockholder communication. For a communication directed to our Board as a whole, stockholders and other interested parties may send such communication to our Corporate Secretary at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065, Attn: Board of Directors c/o Corporate Secretary.

For a stockholder or other interested party communication directed to an individual director in his or her capacity as a member of our Board, stockholders and other interested parties may send such communication to the attention of the individual director at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065, Attn: Name of Director.

Our Corporate Secretary, in consultation with appropriate members of our Board as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board, or if none is specified, to the Chairperson of our Board.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted corporate governance guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our code of business conduct and ethics is available under the “Investors-Corporate Governance” section of our website at ir.jaspertherapeutics.com/corporate-governance/documents-charters. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained in or available or accessible through our website, and you should not consider it to be a part of this Proxy Statement.

Risk Management

Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and assisted by its committees, is responsible for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed. Our Board is responsible for risk oversight. Our Board believes that it is essential for effective risk management and oversight that there be open communication between management and our Board. Our Board meets with our Chief Executive Officer, Chief Financial Officer and other members of the senior management team at quarterly meetings of our Board, where, among other topics, they discuss strategy and risks facing us, as well as at such other times as they deem appropriate.

Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting, accounting, tax disclosure controls and procedures, enterprise risk and legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial, cybersecurity and information technology risk exposures and the steps management has taken to monitor and control these exposures. Our Audit Committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our Compensation Committee assesses risks created by the incentives inherent in our compensation policies and evaluates our compensation policies and practices that could mitigate any such risks. Our Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and environmental, social and corporate governance matters. Our full Board also reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at regular meetings of our Board, and evaluates the risks inherent in significant transactions.

Scientific Advisory Board

We have established a scientific advisory board. We regularly seek advice and input from these experienced scientific leaders on matters related to our research and development programs. Our scientific advisory board consists of experts across a range of key disciplines relevant to our programs and science. We intend to continue to leverage the broad expertise of our advisors by seeking their counsel on important topics relating to our research and development programs.

Non-Employee Director Compensation

Pursuant to our Non-Employee Director Compensation Policy for the compensation of our non-employee directors, during 2024, each of our non-employee directors received annual retainers, subject to proration, for service on our Board and its committees as follows:

	Chairperson	Each Other Member
Board of Directors	$70,000	$40,000
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$8,000	$4,000
Research and Development Committee	$11,300	$6,300

All cash retainers will be earned on a quarterly basis based on a calendar quarter, and, if applicable, will be prorated for the portion of the calendar quarter during which such non-employee director actually serves on our Board or a committee thereof, and will be paid in arrears no later than the 30th day following the end of each calendar quarter.

The Non-Employee Director Compensation Policy also provides that we will reimburse reasonable expenses incurred by the non-employee directors in connection with attendance at Board or committee meetings.

From January 1, 2024 through April 18, 2024, our Non-Employee Director Compensation Policy provided that any new non-employee director elected or appointed to our Board would, upon his or her appointment to our Board, be granted a one-time stock option award to purchase 9,400 shares of our common stock (subject to adjustment for recapitalizations, stock splits and similar transactions), of which 25% of the total number of shares subject to the option would vest on the one-year anniversary of the date of grant and 1/48th of the total number of shares subject to the option would vest monthly thereafter, subject to the director’s continued service through such vesting dates. Also, from January 1, 2024 through April 18, 2024, our Non-Employee Director Compensation Policy provided that, on the date of each annual meeting of our stockholders, each individual who is a non-employee director immediately prior to such annual meeting and who will continue to serve as a non-employee director immediately following such annual meeting would be granted an annual stock option award to purchase 4,700 shares of our common stock (subject to adjustment for recapitalizations, stock splits and similar transactions), which would vest in full upon the first anniversary of the date of the grant, subject to the director’s continued service through such vesting date.

Employee directors receive no additional compensation for their service as a director.

2024 Updates to Non-Employee Director Compensation Policy

Effective as of April 19, 2024, any new non-employee director elected or appointed to our Board will, upon his or her appointment to our Board, be granted a one-time stock option award to purchase 15,000 shares of our common stock, of which 25% of the total number of shares subject to the option shall vest on the one-year anniversary of the date of grant and 1/48th of the total number of shares subject to the option shall vest monthly thereafter, subject to the director’s continued service through such vesting dates.

Also effective as of April 19, 2024, on the date of each annual meeting of our stockholders, each individual who is a non-employee director immediately prior to such annual meeting and who will continue to serve as a non-employee director immediately following such annual meeting will be granted an annual stock option award to purchase 7,500 shares of our common stock, which shall vest in full upon the first anniversary of the date of the grant, subject to the director’s continued service through such vesting date.

Non-Employee Director Compensation Table

The following table provides information regarding the total compensation that was earned by or paid to each of our non-employee directors during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	Other Compensation		Total
Judith Shizuru, M.D., Ph.D.	$46,300	$161,489	$250,000	(3)	$457,789
Kurt von Emster	$66,800	$161,489	—		$228,289
Christian Nolet	$65,000	$161,489	—		$226,489
Vishal Kapoor	$51,500	$161,489	—		$212,989
Scott Brun, M.D.	$56,300	$161,489	—		$217,789
Tom Wiggans	$70,000	$161,489	—		$231,489
Svetlana Lucas, Ph.D.(4)	$21,429	$302,606			$324,034
Anna French, D.Phil.(5)	$29,330	$—	—		$29,330

____________

(1)      Amounts reported represent the aggregate grant date fair value of the stock options granted to the non-employee director under the 2024 Equity Incentive Plan, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025. This amount does not reflect the actual economic value that may be realized by the non-employee director, which will depend on factors including the continued service of the non-employee director and the future value of our stock.

(2)      The table below shows the aggregate number of option awards (vested and unvested) held by each of our non-employee directors as of December 31, 2024:

Name	Number of Shares Underlying Outstanding Options as of December 31, 2024
Judith Shizuru, M.D., Ph.D.	34,620
Kurt von Emster	20,004
Christian Nolet	20,004
Scott Brun, M.D.	16,900
Tom Wiggans	18,500
Vishal Kapoor	23,138
Svetlana Lucas, Ph.D.	15,000

(3)      Consists of fees earned by Dr. Shizuru for non-employee consulting services provided to us. See “Certain Relationships and Related Party Transactions — Dr. Shizuru Consulting Agreement” for additional information.

(4)      Dr. Lucas was appointed to our Board in June 2024.

(5)      Dr. French resigned from our Board in June 2024.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board is currently composed of eight members. In accordance with our Certificate of Incorporation, our Board is divided into three staggered classes of directors. At the Annual Meeting, three Class I directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in the control of our Company.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, Kurt von Emster, Scott Brun, M.D. and Vishal Kapoor as nominees for election as Class I directors at the Annual Meeting. If elected, each of Mr. von Emster, Dr. Brun and Mr. Kapoor will serve as a Class I director until the 2028 annual meeting of stockholders and until such director’s respective successor is duly elected and qualified. Each of the nominees is currently a member of our Board. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of each of Mr. von Emster, Dr. Brun and Mr. Kapoor. We expect that Mr. von Emster, Dr. Brun and Mr. Kapoor will each accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker, bank or other agent, your broker, bank or other agent will leave your shares unvoted on this matter, which will result in no effect on the vote for this matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2025.

Notwithstanding the appointment of PricewaterhouseCoopers LLP, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Our Audit Committee is submitting the appointment of PricewaterhouseCoopers LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. One or more representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, our Board may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered by PricewaterhouseCoopers LLP to us for our fiscal years ended December 31, 2024 and December 31, 2023 (in thousands).

	2024	2023
Audit Fees(1)	$1,050	$1,110
Audit-Related Fees	—	—
Tax Fees(2)	—	13
All Other Fees(3)	2	2
Total	$1,052	$1,125

____________

(1)      Audit fees consist of fees billed for professional services by PricewaterhouseCoopers LLP for financial statement audit and review services that are customary under generally accepted auditing standards or that are customary for the purpose of rendering an opinion on or review of the financial statements, and comfort letters, consents and assistance with review of documents relating to our registration statements on Form S-3 and Form S-8.

(2)      Tax fees consist of fees for tax compliance services.

(3)      Consist of fees for products and services other than the services described above. All other fees for fiscal years 2024 and 2023 were related to annual subscription for accounting literature.

Auditor Independence

In our fiscal year ended December 31, 2024, there were no other professional services provided by PricewaterhouseCoopers LLP, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of PricewaterhouseCoopers LLP.

Pre-Approval Policies and Procedures

Our Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. Any proposed services exceeding pre-approved cost levels require specific pre-approval by our Audit Committee.

Our Audit Committee at least annually reviews and provides general pre-approval for the services that may be provided by the independent registered public accounting firm. The term of the general pre-approval is 12 months from the date of approval unless our Audit Committee specifically provides for a different period. If our Audit Committee has not provided general pre-approval, then the type of service requires specific pre-approval by our Audit Committee.

Pursuant to its charter, our Audit Committee has delegated pre-approval authority to the Chairperson of our Audit Committee so long as any such pre-approval decisions are presented to the full Audit Committee at its next scheduled meeting. All services performed and related fees billed by PricewaterhouseCoopers LLP during fiscal year 2024 were pre-approved by our Audit Committee pursuant to regulations of the SEC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3
ADVISORY VOTE ON APPROVAL OF THE COMPENSATION OF THE NAMED
EXECUTIVE OFFICERS

Pursuant to the proxy rules under the Exchange Act and as required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are presenting to our stockholders with a non-binding, advisory vote to approve the compensation of our named executive officers as described in this Proxy Statement. This proposal is commonly referred to as a “say-on-pay” proposal.

Although the vote is non-binding, our Compensation Committee and Board value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. As described more fully in the Executive Compensation section of this Proxy Statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create stockholder value. Our executive compensation contains elements of cash and equity-based compensation, including performance-based awards. We urge stockholders to read the Executive Compensation section of this Proxy Statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. Our Compensation Committee and Board believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. If Proposal No. 4 in this Proxy Statement is approved in accordance with our Board’s recommendation, the next say-on-pay vote will occur in 2026.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERs AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4
ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON
EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, our stockholders are entitled to vote at the Annual Meeting regarding whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Exchange Act (and as described in Proposal No. 3 of this Proxy Statement) should occur every one, two or three years. Under the rules issued by the SEC, stockholders shall also have the option to abstain from voting on the matter. Pursuant to the Dodd-Frank Act, the stockholder vote on the frequency of the stockholder vote to approve executive compensation is an advisory vote only, and it is not binding on us or our Board. We are required to solicit stockholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently.

Although the vote is non-binding, our Compensation Committee and Board value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of the stockholder vote on executive compensation.

Our Board believes that holding the advisory vote to approve named executive officer compensation annually will allow for timely and valuable feedback from stockholders on executive compensation matters. Gaining an understanding of the reasons behind an advisory vote for or against named executive officer compensation in a given year will require engagement with stockholders, and refining compensation programs warrants thoughtful deliberation and analysis. Accordingly, in order to ensure timely and frequent stock feedback, our Board recommends that you vote for the option of “1 Year” (annual vote) as the preferred frequency for the future advisory votes to approve the compensation of named executive officers.

We will continue to engage with our stockholders regarding our executive compensation program during the period between stockholder votes. Engagement with our stockholders is a key component of our corporate governance. We seek and are open to input from our stockholders regarding board and governance matters, as well as our executive compensation program. We believe our stockholders’ ability to contact us at any time to express specific views on executive compensation holds us accountable to stockholders and reduces the need for and value of more frequent advisory votes on executive compensation.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of The Nasdaq Stock Market LLC and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

In the performance of its oversight function, the Audit Committee has:

•        reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP;

•        discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

•        received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding their communications with the Audit Committee concerning independence, and has discussed with them their independence.

Based on the Audit Committee’s review and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

AUDIT COMMITTEE
Christian Nolet, Chairperson
Kurt von Emster
Vishal Kapoor

The foregoing report of the Audit Committee is required by the SEC, is not “soliciting material,” and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of May 19, 2025. Our executive officers are appointed by, and serve at the discretion of, our Board and hold office until his successor is duly elected and qualified or until his earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Ronald Martell	63	President, Chief Executive Officer and Director
Herb Cross	53	Chief Financial Officer and Corporate Secretary
Jeet Mahal	53	Chief Operating Officer
Edwin Tucker, M.D.	53	Chief Medical Officer

Executive Officers

Ronald A. Martell.    Please see the section titled “Board of Directors and Corporate Governance — Continuing Directors” above for Mr. Martell’s biography.

Herb Cross.    Mr. Cross has served as our Chief Financial Officer and Corporate Secretary since September 2023. Previously, Mr. Cross had served as the Chief Financial Officer of Atreca, Inc., a biotechnology company, since February 2019. From November 2017 to June 2018, he served as Chief Financial Officer of ARMO Biosciences, Inc., a biotechnology company. From February 2016 to November 2017, Mr. Cross served as Chief Financial Officer of Balance Therapeutics, Inc., a biotechnology company. From October 2013 to November 2015, he served as Chief Financial Officer of KaloBios Pharmaceuticals, Inc., a biotechnology company, and interim Chief Executive Officer from January 2015 to November 2015. In December 2015, KaloBios filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code. KaloBios emerged from Chapter 11 in July 2016. From November 2010 to June 2013, Mr. Cross served as Chief Financial Officer of Affymax, Inc., a biotechnology company. He served as a director of Apexigen, Inc. from July 2022 to August 2023 and Apexigen America, Inc. from October 2019 to August 2023. Mr. Cross received a B.S. in Business Administration from the University of California, Berkeley and is a certified public accountant (inactive).

Jeet Mahal.    Mr. Mahal has served as our Chief Operating Officer since March 2022. He served as our Chief Financial Officer and Corporate Secretary from September 2021 to September 2023 and as our Chief Business Officer from September 2021 to March 2022. Prior to that, Mr. Mahal had served as our Chief Financial and Business Officer since December 2019. Prior to joining our Company, Mr. Mahal worked at Portola Pharmaceuticals, Inc. from August 2008 to December 2019, where Mr. Mahal held a number of positions of increasing leadership, most recently as Vice President, Strategic Marketing from January 2019 to December 2019 and Vice President, Business Development from February 2013 to December 2018. While at Portola Pharmaceuticals, Inc., Mr. Mahal led the execution of multiple business development partnerships for Andexxa®, Bevyxxa® and cerdulatinib. Mr. Mahal also played a key role in the company’s equity financings, including its initial public offering and multiple royalty transactions. Earlier in his career, from January 2006 to September 2008, Mr. Mahal was Director, Business and New Product Development, at Johnson & Johnson on the cardiovascular in-licensing and Xarelto® product development teams. Mr. Mahal started his career in the drug development laboratories at COR Therapeutics. Mr. Mahal holds a Bachelor’s degree in Molecular and Cell Biology from U.C. Berkeley, a Master’s degree in Engineering from North Carolina State University, a Master’s degree in Molecular and Cell Biology from the Illinois Institute of Technology and an MBA from Duke University.

Edwin Tucker, M.D.    Dr. Tucker has served as our Chief Medical Officer since June 2023. He has over 30 years of clinical experience leading novel drug development. Dr. Tucker was most recently Chief Medical Officer at Goldfinch Bio, where he led clinical development and helped build the regulatory, medical affairs and clinical operations functions. Previously, he served as Chief Medical Officer at Mirum Pharmaceuticals, where he contributed to the achievement of key milestones in the development of medicines for adult and pediatric cholestatic liver disease, including the first FDA approval for Alagille Syndrome. Prior to joining Mirum, Dr. Tucker was at Acerta Pharma LLC, now part of the AstraZeneca family of companies, ultimately serving as Chief Operating Officer. Prior to joining Acerta, he held leadership positions in development, medical safety and medical affairs at Genentech, Janssen Research and Development and Bayer HealthCare Pharmaceuticals. Dr. Tucker is a member of the Royal College of Physicians (UK) and received his M.B.A. from the University of Connecticut. Dr. Tucker holds degrees in Pharmacology and Medicine from the University of Leeds, United Kingdom. Additionally, he serves as a managing director at Golden Seeds, an investment firm dedicated to pursuing early-stage investment opportunities in women-led businesses.

EXECUTIVE COMPENSATION

Overview

Our named executive officers for the year ended December 31, 2024 were:

•        Ronald Martell, our President and Chief Executive Officer;

•        Herb Cross, our Chief Financial Officer and Corporate Secretary;

•        Jeet Mahal, our Chief Operating Officer; and

•        Edwin Tucker, M.D., our Chief Medical Officer.

Executive Summary

The following is a discussion and analysis of compensation arrangements of our named executive officers. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. As a “smaller reporting company” as defined in the rules and regulations of the SEC, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

2024 Financial and Performance Highlights

Our financial and performance highlights during 2024 include the following:

•        Cash and cash equivalents as of December 31, 2024, totaled $71.6 million.

•        Research and development expenses for the year ended December 31, 2024, were $55.8 million, including stock-based compensation expenses of $4.6 million.

•        General and administrative expenses for the year ended December 31, 2024, were $20.4 million, including stock-based compensation expenses of $2.0 million.

•        Reported a net loss of $71.3 million, or basic and diluted net loss per share attributable to common stockholders of $4.89, for the year ended December 31, 2024.

Compensation Philosophy and Practices

To achieve our goals, we have designed, and intend to modify as necessary, our compensation and benefits programs to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving our goals. We believe our compensation programs should promote the success of our Company and align executive incentives with the long-term interests of our stockholders. This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.

Insider Trading Policy

Our Board has adopted an insider trading policy (the “Insider Trading Policy”), which provides guidelines to our employees, directors, officers and consultants with respect to transactions in our securities, including the purchase, sale and/or other disposition of our securities. We adopted the Insider Trading Policy and the procedures set forth therein to help avoid inadvertent instances of improper insider trading. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to Jasper.

Prohibition on Hedging and Pledging Transactions

Our Insider Trading Policy prohibits any director, employee (including our executive officers) or consultant to our Company from, among other things, engaging in short sales, transactions in put or call options, hedging transactions, margin accounts or other inherently speculative transactions with respect to our securities at any time. Our directors, employees (including our executive officers) and consultants are also not permitted to pledge our securities as collateral for a loan.

Clawback Policy

Effective October 1, 2023, our Board adopted a restated compensation recovery (“clawback”) policy pursuant to the listing standards approved by The Nasdaq Stock Market LLC implementing Rule 10D-1 under the Exchange Act (“Rule 10D-1”). The clawback policy is administered by our Compensation Committee and applies to our current and former executive officers as defined in Rule 10D-1 (each, an “Affected Officer”). Under the clawback policy, if we are required to prepare an accounting restatement to correct our material noncompliance with any financial reporting requirement under securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (collectively, a “Restatement”), we are obligated to recover erroneously awarded incentive-based compensation received from us by Affected Officers. Incentive-based compensation includes any compensation that is granted, earned or vested based in whole or in part on the attainment of a financial reporting measure. Erroneously awarded incentive-based compensation is the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on an applicable Restatement.

Individual Compensation Elements

During 2024, the principal elements of our executive compensation program were as follows:

Base Salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time after taking into account individual responsibilities, performance and experience. For 2024, Mr. Martell earned an annual base salary of $727,272, Mr. Cross earned an annual base salary of $476,100, Mr. Mahal earned an annual base salary of $481,301 and Dr. Tucker earned an annual base salary of $514,500.

Annual Cash Incentive Bonuses

We pay cash bonuses to reward our executives for their performance over the fiscal year, based on an analysis by our Board or our Compensation Committee of our company performance and each executive’s performance during the year. During 2024, Mr. Martell’s annual bonus target was equal to 50% of his annual base salary, Mr. Cross’ annual bonus target was equal to 45% of his annual base salary, Mr. Mahal’s annual bonus target was equal to 45% of his annual base salary and Dr. Tucker’s annual bonus target was equal to 45% of his annual base salary.

Our Board adopted corporate performance goals for the 2024 bonus program for our employees based on milestones that primarily included: (1) generating positive data in our spontaneous urticaria and inducible urticaria clinical trials; (2) commencing enrollment in our asthma program; (3) expanding our BEACON/SPOTLIGHT clinical trials with additional cohorts; (4) chemistry, manufacturing and controls (CMC) goals; (5) research and translational goals; and (6) corporate goals, including finance, business development and human resources. Our Compensation Committee determined that the total attainment rate for 2024 was 85%. For 2024, Mr. Martell received a $309,091 bonus, Mr. Cross received a $182,108 bonus, Mr. Mahal received a $184,098 bonus and Dr. Tucker received a $196,796 bonus. The bonus amounts for Mr. Martell, Mr. Mahal, Mr. Cross and Dr. Tucker were determined based on the base salary earned by each executive officer for the calendar year multiplied by his bonus target percentage and the 85% achievement level.

Long-Term Equity Incentives

We believe equity awards are a critical element of our executive compensation programs as they provide an incentive for our executives to focus on driving growth in our stock price and long-term stockholder value creation and help us to attract and retain key talent in a competitive market. Specifically, the granting of stock options helps ensure that the interests of our executive officers are aligned with those of our stockholders as the options only have value if the value of our stock increases after the date the option is granted.

2024 Option Awards

On February 15, 2024, Mr. Martell was granted an option to purchase 100,000 shares of our common stock, of which 25% of the total number of shares subject to the option vested on February 15, 2025, and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Mr. Martell’s continued service to us on each vesting date. On June 10, 2024, Mr. Martell was granted (a) an option to purchase 10,000 shares of our common stock, of which 25% of the total number of shares subject to the option will vest on June 10, 2025, and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Mr. Martell’s continued service to us on each vesting date, and (b) performance-based restricted stock units with respect to 20,000 shares of our common stock (“PRSUs”), with each PRSU representing a contingent right to receive one share of common stock. If, by June 10, 2026, the closing price of our common stock on Nasdaq is at or above $35.00 per share (subject to adjustment for recapitalizations, stock splits and similar transactions) for thirty consecutive calendar days, all of the shares of common stock subject to the PRSUs shall vest in full on such thirtieth day, subject to Mr. Martell’s continued service to us through such date. On February 15, 2024, Mr. Cross was granted an option to purchase 40,000 shares of our common stock, of which 25% of the total number of shares subject to the option vested on February 15, 2025 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Mr. Cross’s continued service to us on each vesting date. On February 15, 2024, Mr. Mahal was granted an option to purchase 40,000 shares of our common stock, of which 25% of the total number of shares subject to the option vested on February 15, 2025 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Mr. Mahal’s continued service to us on each vesting date. On February 15, 2024, Dr. Tucker was granted an option to purchase 45,000 shares of our common stock, of which 25% of the total number of shares subject to the option vested on February 15, 2025 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Dr. Tucker’s continued service to us on each vesting date.

Other Elements of Compensation

Perquisites, Health, Welfare and Retirement Benefits

Our executive officers, during their employment with us, are eligible to participate in our employee benefit plans, including our medical and dental insurance plans, in each case on the same basis as all of our other employees. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. We do, however, cover a certain portion of the premiums for medical and dental insurance for all of our employees, including our named executive officers. Our Board may elect to adopt qualified or nonqualified benefit plans in the future if it determines that doing so is in our best interests.

401(k) Plan

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The 401(k) plan is intended to qualify as a tax-qualified plan under the Internal Revenue Code. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis (or post-tax basis through a Roth 401(k) election) through contributions to the 401(k) plan. We provided matching contributions of up to $3,000 per employee under our 401(k) plan during the year ended December 31, 2024.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the year ended December 31, 2024.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by us during the year ended December 31, 2024. Our Board may elect to provide our officers and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

No Tax Gross-Ups

In 2024, we did not make gross-up payments to cover our named executive officers’ personal income taxes that pertained to any of the compensation, perquisites or personal benefits paid or provided by us. Currently, we have no agreements or arrangements in place with any executive officer that require or provide for a tax gross-up or similar payment. We also do not intend to enter into any future employment or other agreement or arrangement with any of our executive offices that includes a tax gross-up.

Summary Compensation Table

The following table presents all of the compensation awarded to, earned by or paid to our named executive officers during the years ended December 31, 2024 and 2023, respectively:

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)	Bonus ($)		Option Awards ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)		Total ($)
Ronald Martell	2024	727,272	309,091	—		1,740,640	438,000	—		3,215,003
President and Chief Executive Officer	2023	695,255	312,917	—		2,361,818	—	—		3,369,990

Herb Cross(3)	2024	476,100	182,108	—		612,732	—	—		1,270,940
Chief Financial Officer and Corporate Secretary	2023	125,615	51,552	100,000	(4)	361,955	—	4,000	(5)	643,122

Jeet Mahal(6)	2024	481,301	184,098	—		612,732	—	—		1,278,131
Chief Operating Officer	2023	461,693	187,024	—		535,990	—	—		1,184,707

Edwin Tucker, M.D.(7)	2024	514,500	196,796	—		689,324	—	—		1,400,620
Chief Medical Officer	2023	272,955	110,371	50,000	(8)	544,400	—	—		977,726

____________

(1)      Amounts reported represent the aggregate grant date fair value of the stock options granted to the named executive officers during 2024 and 2023 under the 2021 Plan or the Inducement Plan (as each term is defined in “Equity Compensation Plan Information”), computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025. This amount does not reflect the actual economic value that may be realized by the named executive officer, which will depend on factors including the continued service of the executive and the future value of our stock.

(2)      Amounts reported represent the aggregate grant date fair value of the restricted stock unit awards granted to the named executive officers during 2024 under the 2021 Plan, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the restricted stock units reported in this column are set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025. This amount does not reflect the actual economic value that may be realized by the named executive officer, which will depend on factors including the continued service of the executive and the future value of our stock.

(3)      Mr. Cross was appointed as our Chief Financial Officer effective September 22, 2023.

(4)      Represents a cash sign-on bonus in connection with the commencement of Mr. Cross’ employment with us.

(5)      Represents consulting fees paid to Mr. Cross for consulting services prior to his appointment as our Chief Financial Officer and Corporate Secretary effective September 22, 2023.

(6)      Mr. Mahal transitioned to the role of our Chief Operating Officer on September 22, 2023. Prior to such time, he served as our Chief Operating and Financial Officer and Corporate Secretary.

(7)      Dr. Tucker was appointed as our Chief Medical Officer as of June 12, 2023.

(8)      Represents a cash sign-on bonus in connection with the commencement of Dr. Tucker’s employment with us.

Employment and Other Arrangements with Named Executive Officers

The current amended and restated employment agreements with our named executive officers generally provide for at-will employment and set forth the executive officer’s initial base salary and potential annual performance bonus, applicable signing bonuses, eligibility for employee benefits, confirmation of the terms of previously issued equity grants, and severance benefits on a qualifying termination of employment or resignation. In addition, each of our named executive officers has executed our standard employee confidential information and inventions assignment agreement. The key terms of these agreements are described below.

Ronald Martell

We entered into an Employment Agreement with Ronald Martell, effective March 15, 2022 (the “Martell Employment Agreement”), pursuant to which Mr. Martell became our President and Chief Executive Officer. Pursuant to the Martell Employment Agreement, Mr. Martell’s initial annualized salary was $675,000, and he was eligible to receive an annual performance bonus of up to 50% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of our Compensation Committee. Pursuant to the Martell Employment Agreement, Mr. Martell was granted an option to purchase 170,432 shares of our common stock, of which 25% of the total number of shares subject to the option vested on March 15, 2023 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Mr. Martell’s continued service to us on each vesting date. The agreement further provided that in the event we close an equity financing of at least $50 million after the date of commencement of Mr. Martell’s employment with us, then, promptly following the closing of such financing, and subject to approval by the Board or our Compensation Committee, Mr. Martell would be granted an additional option to purchase 1.0% of the outstanding shares of our common stock (the “True-Up Option”), measured as of the date of grant. On February 2, 2023, Mr. Martell was granted an option to purchase 109,383 shares of our common stock in satisfaction of our obligation to issue the True-Up Option to Mr. Martell. The True-Up Option will vest over four years, with 25% of the total number of shares subject to the True-Up Option vesting on February 2, 2024 and 1/48th of the total number of shares subject to the True-Up Option vesting monthly thereafter, subject in each case to Mr. Martell’s continued service to us on each vesting date.

In addition, the Martell Employment Agreement provided that if Mr. Martell’s employment with us is terminated by us without “Cause” or by Mr. Martell for “Good Reason” (as each term is defined in the Martell Employment Agreement), then Mr. Martell would be entitled to receive 18 months of his base salary, payable in accordance with our payroll cycle, subject to Mr. Martell executing a release in favor of us. On April 13, 2023, we entered into an amendment to the Martell Employment Agreement with Mr. Martell (the “Martell Amendment”), which additionally provided that, in the event Mr. Martell’s employment was terminated by us without “Cause” or was terminated by Mr. Martell for “Good Reason” (as each term is defined in the Martell Employment Agreement), in either case within 24 months following a “Change in Control” of us (as defined in the Martell Amendment), all of the outstanding equity awards held by Mr. Martell would become fully vested, subject to Mr. Martell executing a release in favor of us. The Martell Employment Agreement further provided that Mr. Martell was not eligible for payments or benefits under the Severance Plan (as defined below).

On June 10, 2024, we entered into an Amended and Restated Employment Agreement with Mr. Martell (the “Martell A&R Employment Agreement”), pursuant to which Mr. Martell will continue to serve as our President and Chief Executive Officer. Pursuant to the Martell A&R Employment Agreement, Mr. Martell’s initial annualized salary was $727,272, and he is eligible to receive an annual performance bonus of up to 50% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of the Compensation Committee. Mr. Martell’s employment is on an “at will” basis. Mr. Martell is also entitled to other customary employment benefits, including reimbursement of expenses, paid vacation, and shall be eligible to participate in all benefit plans that are generally made available to our executive officers.

The Martell A&R Employment Agreement also provides that if Mr. Martell’s employment with us is terminated by us without “Cause” or by Mr. Martell for “Good Reason” (as each term is defined in the Martell A&R Employment Agreement), then Mr. Martell shall be entitled to receive an amount equal to 18 months of his base salary, payable in accordance with our payroll cycle and we shall pay COBRA premiums for Mr. Martell and his covered dependents for a period of up to 18 months, subject in each case to Mr. Martell executing a release in our favor. Additionally, in the event Mr. Martell’s employment is terminated by us without “Cause” or is terminated by Mr. Martell for “Good Reason” (as each term is defined in the Martell A&R Employment Agreement), in either case within 24 months following a “Change in Control” (as defined in the Martell A&R Employment Agreement), Mr. Martell shall be entitled to receive the sum of (i) 18 months of his base salary plus (ii) 1.5 times his target incentive bonus for the year in which the termination occurred, any service-based outstanding equity awards held by Mr. Martell shall become fully vested and any performance-based vesting requirement shall be deemed satisfied at target, and we shall pay COBRA premiums for Mr. Martell and his covered dependents for a period of up to 18 months, subject in each case to Mr. Martell executing a release in our favor.

Herb Cross

We entered into an Offer Letter with Herb Cross, dated September 19, 2023 (the “Cross Offer Letter”), pursuant to which Mr. Cross became our Chief Financial Officer. Pursuant to the Cross Offer Letter, Mr. Cross’ initial annualized salary was $460,000, and he was eligible to receive an annual performance bonus of up to 45% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of our Compensation Committee. Pursuant to the Cross Offer Letter, Mr. Cross received a sign-on bonus of $100,000. If Mr. Cross had resigned from us without Good Reason (as defined in the Severance Plan) or no reason or Mr. Cross was terminated by us for Cause (as defined in the Severance Plan) on or prior to September 22, 2024, Mr. Cross was required to repay us 100% of the sign-on bonus within 30 days of the date Mr. Cross ceases to be an employee. In addition, Mr. Cross was granted an option to purchase 55,000 shares of our common stock, of which 25% of the total number of shares subject to the option will vest on September 22, 2024 and 1/48th of the total number of shares subject to the option will vest monthly thereafter, subject in each case to Mr. Cross’ continued service to us on each vesting date. Mr. Cross was also eligible for payments and benefits under the Severance Plan.

On June 10, 2024, we entered into an Amended and Restated Employment Agreement with Mr. Cross (the “Cross A&R Employment Agreement”), pursuant to which he will continue to serve as our Chief Financial Officer. Pursuant to the Cross A&R Employment Agreement, Mr. Cross’ initial annualized salary was $476,100, and he is eligible to receive an annual performance bonus of up to 45% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of the Compensation Committee and Mr. Cross’ base salary was most recently increased to $493,000, effective January 1, 2025. Mr. Cross’ employment is on an “at will” basis. Mr. Cross is also entitled to other customary employment benefits, including reimbursement of expenses, paid vacation, and shall be eligible to participate in all benefit plans that are generally made available to our executive officers.

The Cross A&R Employment Agreement provides that if Mr. Cross is terminated by us without “Cause” or by Mr. Cross for “Good Reason” (as each term is defined in the Cross A&R Employment Agreement), then Mr. Cross shall be entitled to receive an amount equal to 12 months of his base salary, payable in accordance with our payroll cycle and we shall pay COBRA premiums for Mr. Cross and his covered dependents for a period of up to 12 months, subject in each case to Mr. Cross executing a release in our favor. Additionally, in the event Mr. Cross’ employment is terminated by us without “Cause” or is terminated by Mr. Cross for “Good Reason” (as each term is defined in the Cross A&R Employment Agreement), in either case within 24 months following a “Change in Control” (as defined in the Cross A&R Employment Agreement), Mr. Cross shall be entitled to receive the sum of (i) 12 months of his base salary plus (ii) 100% of Mr. Cross’ target incentive bonus for the year in which the termination occurred, any service-based outstanding equity awards held by Mr. Cross shall become fully vested and any performance-based vesting requirement shall be deemed satisfied at target and we shall pay COBRA premiums for Mr. Cross and his covered dependents for a period of up to 12 months, subject in each case to Mr. Cross executing a release in our favor.

Jeet Mahal

On September 24, 2021, we entered into an Employment Agreement with Jeet Mahal (the “Mahal Employment Agreement”) as our Chief Financial Officer and Business Officer. The Mahal Employment Agreement initially provided for an annual base salary of $400,000, subject to adjustment from time to time (the “Mahal Base Salary”), and a target annual incentive bonus of 40% of the Mahal Base Salary. In accordance with the Mahal Employment Agreement, on March 21, 2022, Mr. Mahal was granted an option to purchase 8,727 shares of our common stock pursuant to the 2021 Plan, of which 25% of the total number of shares subject to the option vested on March 21, 2023 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Mr. Mahal’s continued service to us on each vesting date. Effective March 1, 2022, Mr. Mahal’s annual base salary was increased to $416,000. Then, effective March 21, 2022, Mr. Mahal was promoted to the role of our Chief Operating and Financial Officer, at which time his annual base salary was increased to $445,000 and his target bonus percentage was increased to 45%. Mr. Mahal transitioned to the role of our Chief Operating Officer effective September 22, 2023.

Pursuant to the Mahal Employment Agreement, Mr. Mahal was also eligible to participate in the benefit plans that are generally available to all of our executive employees. Mr. Mahal’s employment with us was at-will, meaning either we or Mr. Mahal may terminate the employment relationship with or without cause. However, Mr. Mahal must provide at least 30 days’ advance written notice of any termination of his employment under the Mahal Employment Agreement. Mr. Mahal was also eligible for payments and benefits under the Severance Plan.

On June 10, 2024, we entered into an Amended and Restated Employment Agreement with Mr. Mahal (the “Mahal A&R Employment Agreement”), pursuant to which he will continue to serve as our Chief Operating Officer. Pursuant to the Mahal A&R Employment Agreement, Mr. Mahal’s initial annualized salary was $481,301, and he is eligible to receive an annual performance bonus of up to 45% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of the Compensation Committee and Mr. Mahal’s base salary was most recently increased to $498,000, effective January 1, 2025. Mr. Mahal’s employment is on an “at will” basis. Mr. Mahal is also entitled to other customary employment benefits, including reimbursement of expenses, paid vacation, and shall be eligible to participate in all benefit plans that are generally made available to our executive officers.

The Mahal A&R Employment Agreement provides that if Mr. Mahal is terminated by us without “Cause” or by Mr. Mahal for “Good Reason” (as each term is defined in the Mahal A&R Employment Agreement), then Mr. Mahal shall be entitled to receive an amount equal to 12 months of his base salary, payable in accordance with our payroll cycle and we shall pay COBRA premiums for Mr. Mahal and his covered dependents for a period of up to 12 months, subject in each case to Mr. Mahal executing a release in our favor. Additionally, in the event Mr. Mahal’s employment is terminated by us without “Cause” or is terminated by Mr. Mahal for “Good Reason” (as each term is defined in the Mahal A&R Employment Agreement), in either case within 24 months following a “Change in Control” (as defined in the Mahal A&R Employment Agreement), Mr. Mahal shall be entitled to receive the sum of (i) 12 months of his base salary plus (ii) 100% of Mr. Mahal’s target incentive bonus for the year in which the termination occurred, any service-based outstanding equity awards held by Mr. Mahal shall become fully vested and any performance-based vesting requirement shall be deemed satisfied at target and we shall pay COBRA premiums for Mr. Mahal and his covered dependents for a period of up to 12 months, subject in each case to Mr. Mahal executing a release in our favor.

Edwin Tucker, M.D.

We entered into an Offer Letter with Edwin Tucker, M.D., dated June 7, 2023 (the “Tucker Offer Letter”), pursuant to which Dr. Tucker became our Chief Medical Officer. Pursuant to the Tucker Offer Letter, Dr. Tucker’s initial annualized salary was $490,000, and he was eligible to receive an annual performance bonus of up to 45% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of our Compensation Committee. Pursuant to the Tucker Offer Letter, Dr. Tucker received a sign-on bonus of $50,000. If Dr. Tucker had resigned from us without Good Reason (as defined in the Severance Plan) or no reason or Dr. Tucker was terminated by us for Cause (as defined in the Severance Plan) on or prior to June 12, 2024, Dr. Tucker was required to repay us 100% of the sign-on bonus within 30 days of the date Dr. Tucker ceased to be an employee. In addition, Dr. Tucker was granted an option to purchase 40,000 shares of our common stock, of which 25% of the total number of shares subject to the option vested on June 12, 2024 and 1/48th of the total number of shares subject to the option vest monthly thereafter, subject in each case to Dr. Tucker’s continued service to us on each vesting date. Dr. Tucker was also eligible for payments and benefits under the Severance Plan.

On June 10, 2024, we entered into an Amended and Restated Employment Agreement with Dr. Tucker (the “Tucker A&R Employment Agreement”), pursuant to which he will continue to serve as our Chief Medical Officer. Pursuant to the Tucker A&R Employment Agreement, Dr. Tucker’s initial annualized salary was $514,500 and he is eligible to receive an annual performance bonus of up to 45% of his base salary. His salary and performance bonus percentage may be adjusted in the future at the discretion of the Compensation Committee and Dr. Tucker’s base salary was most recently increased to $532,500, effective January 1, 2025. Dr. Tucker’s employment is on an “at will” basis. Dr. Tucker is also entitled to other customary employment benefits, including reimbursement of expenses, paid vacation, and shall be eligible to participate in all benefit plans that are generally made available to our executive officers.

The Tucker A&R Employment Agreement provides that if Dr. Tucker is terminated by us without “Cause” or by Dr. Tucker for “Good Reason” (as each term is defined in the Tucker A&R Employment Agreement), then Dr. Tucker shall be entitled to receive an amount equal to 12 months of his base salary, payable in accordance with our payroll cycle and we shall pay COBRA premiums for Dr. Tucker and his covered dependents for a period of up to 12 months, subject in each case to Dr. Tucker executing a release in our favor. Additionally, in the event Dr. Tucker’s employment is terminated by us without “Cause” or is terminated by Dr. Tucker for “Good Reason” (as each term is defined in the Tucker A&R Employment Agreement), in either case within 24 months following a “Change in Control” (as defined in the Tucker A&R Employment Agreement), Dr. Tucker shall be entitled to receive the sum of (i) 12 months of his base salary plus (ii) 100% of Dr. Tucker’s target incentive bonus for the year in which the termination occurred, any service-based outstanding equity awards held by Dr. Tucker shall become fully vested and any performance-based vesting requirement shall be deemed satisfied at target and we shall pay COBRA premiums for Dr. Tucker and his covered dependents for a period of up to 12 months, subject in each case to Dr. Tucker executing a release in our favor.

Employee Severance Plan

In connection with our entry into the amended and restated employment agreements with our named executive officers on June 10, 2024, we terminated the Severance Plan in favor of individual agreements with our employees as discussed above.

Under our Employee Severance Plan for Vice Presidents and Executive Committee Members previously applicable to Mr. Mahal, Mr. Cross, Dr. Tucker and other executive committee members, which became effective in February 2021 and was terminated on June 10, 2024 (the “Severance Plan”), upon a named executive officer’s termination by us without “cause” (as defined in the Severance Plan) or a resignation by a named executive officer for “good reason” (as defined in the Severance Plan) within 24 months after a change in control (as defined in the Severance Plan), the named executive officer was eligible to receive (i) any earned but unpaid salary, unpaid and eligible expense reimbursements, accrued but unused vacation and any vested benefits such named executive officer may have under any of our employee benefit plans, (ii) continued payment of the named executive officer’s base salary for 12 months following termination (less applicable tax withholdings) and (iii) full acceleration of vesting of any equity awards subject to any maximum term (with any vesting based on satisfaction of performance objectives deemed satisfied at 100% of target); provided that, in each case of (ii) and (iii), the terminated named executive officer executed a separation agreement satisfactory to us containing, but not limited to, a general release of claims, a non-disparagement clause and reaffirmation of such individual’s post-termination restrictive covenants.

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding the relationship between executive “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and our other named executive officers (the “Non-PEO NEOs”) and Company financial performance for the fiscal years listed below. As a smaller reporting company for purposes of fiscal year 2024 reporting, the following table sets forth information with respect to the alignment between our executive compensation and our financial performance for the past two fiscal years.

Fiscal Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1),(2),(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1),(2),(3) ($)	Value of Initial Fixed $100 Investment based on Total Stockholder Return (“TSR”)(4) ($)	Net Income ($ Millions)
2024	3,215,003	3,843,460	1,316,564	2,487,071	343	(71.3)
2023	3,369,990	2,415,149	935,185	762,127	63	(64.5)

____________

(1)      For each of the fiscal years presented in the table above, Ronald Martell was our only PEO. The individuals comprising the Non-PEO NEOs for each of 2024 and 2023 were Jeet Mahal, Herb Cross and Edwin Tucker, M.D.

(2)      Represents the amount of the CAP to our PEO or the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K, and does not reflect compensation actually earned, realized or received by our PEO or the Non-PEO NEOs during the applicable fiscal year. These amounts reflect the total amount of compensation for our named executive officers reported in the Summary Compensation Table, with certain adjustments as described in footnote 3 below.

(3)      The following table summarizes the adjustments required to be made to the amounts reported in the Summary Compensation Table for the applicable fiscal year in accordance with Item 402(v) of Regulation S-K in order to determine the amounts shown in the table above as being the CAP. Equity values are calculated in accordance with FASB ASC Topic 718.

Fiscal Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)(a)	Inclusion of Equity Values for PEO ($)(b)	Compensation Actually Paid to PEO ($)(c)
2024	3,215,003	(2,178,640)	2,807,097	3,843,460
2023	3,369,990	(2,361,818)	1,406,977	2,415,149
Fiscal Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)(d)	Average Inclusion of Equity Values for Non-PEO NEOs ($)(e)	Average Compensation Actually Paid to Non-PEO NEOs ($)(c)
2024	1,316,564	(638,263)	1,808,770	2,487,071
2023	935,185	(480,782)	307,724	762,127

____________

(a)      Represents the aggregate amount of the “Stock Awards” and “Option Awards” columns for our PEO reported in the Summary Compensation Table for the applicable fiscal year.

(b)      Amounts reported in this column are derived from the amounts set forth in the following table for the applicable fiscal year:
Fiscal Year	Year-End Fair Value of Equity Awards Granted During the Year That Remained Unvested as of the Last Day of the Year for PEO ($)	Change in Fair Value from the Last Day of the Prior Year to the Last Day of the Year of Unvested Equity Awards for PEO ($)	Change in Fair Value from the Last Day of the Prior Year to the Vesting Date of Unvested Equity Awards that Vested During the Year for PEO ($)	Total – Inclusion of Equity Values for PEO ($)
2024	2,034,880	778,601	(6,384)	2,807,097
2023	797,566	987	608,424	1,406,977

(c)      The following adjustments are not applicable and are therefore omitted: (i) the fair value as of the vesting date for awards that are granted and vest in the same year; (ii) the amount equal to the fair value at the end of the prior fiscal year for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year; and (iii) the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

(d)      Represents the average of the aggregate amount of the “Stock Awards” and “Option Awards” columns for the Non-PEO NEOs reported in the Summary Compensation Table for the applicable fiscal year.

(e)      Amounts reported in this column are derived from the amounts set forth in the following table for the applicable fiscal year:
Fiscal Year	Average Year-End Fair Value of Equity Awards Granted During the Year That Remained Unvested as of the Last Day of the Year for Non-PEO NEOs ($)	Average Change in Fair Value from the Last Day of the Prior Year to the Last Day of the Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Change in Fair Value from the Last Day of the Prior Year to the Vesting Date of Unvested Equity Awards that Vested During the Year for Non-PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	1,561,405	220,019	27,346	1,808,770
2023	232,814	5,685	69,225	307,724

(4)      The TSR assumes $100 was invested in our Company for the period from the beginning of the measurement period through the end of the listed measurement period. The TSR is calculated by dividing (i) the difference between the stock price at the end of each measurement period shown and the beginning of the measurement period by (ii) the stock price at the beginning of the measurement period. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between the CAP to PEO and Non-PEO NEOs and the TSR

The following chart sets forth the relationship between the CAP to our PEO, the average of the CAP to our Non-PEO NEOs, and our cumulative TSR over the two most recently completed fiscal years.

CAP vs. TSR
CAP (000's)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
JSPR TSR
400
350
300
250
200
150
100
50
-
(50)
2023
2024
PEO CAP
Average Non-PEO NEOs CAP
JSPR TSR

Description of Relationship Between the CAP to PEO and Non-PEO NEOs and Net Income

The following chart sets forth the relationship between the CAP to our PEO, the average of the CAP to our Non-PEO NEOs, and our Net Income during the two most recently completed fiscal years.

CAP vs. Net Income
CAP (000's)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2023
2024
$(62.0)
$(64.0)
$(66.0)
$(68.0)
$(70.0)
$(72.0)
$(74.0)
$(76.0)
$(78.0)
Net Income ($M)
PEO CAP
Average Non-PEO NEOs CAP
Net Income (000's)

Outstanding Equity Awards as of December 31, 2024

The following table presents the outstanding equity incentive plan awards held by each named executive officer as of December 31, 2024.

	Option Awards(1)						Stock Awards
Name	Grant Date	Vesting Commencement Date(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Ronald Martell	3/21/2022	3/15/2022	117,173	53,259	35.40	3/21/2032	—	—	—	—
	2/2/2023	2/2/2023	50,133	59,250	17.80	2/2/2033	—	—	—	—
	3/17/2023	3/3/2023	21,869	28,130	18.70	3/17/2033	—	—	—	—
	2/15/2024	2/15/2024	—	100,000	17.95	2/15/2034	—	—	—	—
	6/10/2024	6/10/2024	—	10,000	23.95	6/10/34	—	—	—	—
	6/10/2024	6/10/2024	—	—			—	—	20,000	$427,600
Herb Cross	9/22/2023	9/22/2023	17,188	37,812	7.80	9/22/2033	—	—	—	—
	2/15/2024	2/15/2024	—	40,000	17.95	2/15/2034	—	—	—	—
Jeet Mahal	6/1/2020	12/12/2019	17,772	—	7.10	6/1/2030	—	—	—	—
	3/21/2022	12/7/2021	566	187	35.40	3/21/2032	—	—	—	—
	3/21/2022	3/21/2022	3,350	2,730	35.40	3/21/2032	—	—	—	—
	4/7/2022	3/21/2022	2,814	693	31.20	4/7/2032	—	—	—	—
	3/17/2023	3/3/2023	15,310	19,689	18.70	3/17/2033	—	—	—	—
	2/15/2024	2/15/2024	—	40,000	17.95	2/15/2034	—	—	—	—
Edwin Tucker, M.D.	6/12/2023	6/12/2023	15,000	25,000	16.20	6/12/2033	—	—	—	—
	2/15/2024	2/15/2024	—	45,000	17.95	2/15/2034	—	—	—	—

____________

(1)      Unless otherwise indicated, the shares underlying the stock options that are not fully vested are scheduled to vest over a four-year period, with 1/4th vesting on the first anniversary of the vesting commencement date and 1/48th vesting on a monthly basis thereafter through the fourth anniversary of the vesting commencement date, subject to the named executive officer’s continued service with us.

(2)      The unvested shares underlying the awards held by Mr. Martell are subject to accelerated vesting as described in “— Employment and Other Arrangements with Named Executive Officers — Employment Agreement with Ronald Martell”. The unvested shares underlying the awards held by Mr. Cross, Mr. Mahal and Dr. Tucker are subject to accelerated vesting as described in “— Employment and Other Arrangements with Named Executive Officers — Employee Severance Plan”.

(3)      If, by June 10, 2026, the closing price of our common stock on Nasdaq is at or above $35.00 per share (subject to adjustment for recapitalizations, stock splits and similar transactions) for thirty consecutive calendar days, all of the shares subject to the award shall vest in full on such thirtieth day, so long as the award holder provides continuous services to us on and through the vesting date, inclusive.

(4)      Amounts in this column are calculated by multiplying the number of shares shown as unvested in the prior column by $21.38, the closing price of our common stock on December 31, 2024, as reported on Nasdaq.

Equity Award Timing Procedures

In accordance with Item 402(x) of Regulation S-K under the Securities Act, we are providing information regarding our procedures related to the grant of certain equity awards close in time to the release of material non-public information (“MNPI”). Although we do not have a formal policy, program or plan that requires us to award equity or equity-based compensation on specific dates, we generally issue equity awards to our executive officers annually in the first quarter, and such awards are approved by our Compensation Committee during the first quarter. Additionally, our Insider Trading Policy prohibits directors, officers and employees from trading in our common stock while in possession of or on the basis of MNPI about us. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.

In the year ended December 31, 2024, no options were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2024, the 2024 Equity Incentive Plan (the “2024 Plan”), the 2024 Equity Incentive Plan (the “2024 ESPP”) and the 2022 Inducement Equity Incentive Plan (the “Inducement Plan”) were the only compensation plans under which our securities were authorized for future grant. In addition, as of December 31, 2024, equity awards were outstanding under our 2021 Equity Incentive Plan (the “2021 Plan”) and our 2019 Equity Incentive Plan (the “2019 EIP”). Effective as of the effectiveness of the 2024 Plan, we cannot grant future awards under the 2021 Plan. However, the 2021 Plan continues to govern awards outstanding thereunder. Each of the 2021 Plan, the 2024 Plan and the 2024 ESPP was approved by our stockholders. The Inducement Plan has not been approved by our stockholders. In 2021, the 2019 EIP, which was adopted by our Board and stockholders on November 18, 2019, terminated prior to and contingent upon the consummation of the business combination with Amplitude Healthcare Acquisition Corporation that was completed in 2021. However, the 2019 EIP continues to govern awards outstanding thereunder. The following table provides information as of December 31, 2024 with respect to our existing and predecessor plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(1)	1,115,263	$18.71	(2)	2,772,661	(3)(4)
Equity compensation plans not approved by stockholders(5)	533,115	$22.00		16,885
Total	1,648,378	$19.79		2,789,546

____________

(1)      Includes the following plans: the 2024 Plan, 2021 Plan, the 2019 EIP and the 2024 ESPP.

(2)      Amount is based on the weighted-average exercise price of vested and unvested stock options outstanding under the 2024 Plan, the 2021 Plan and the 2019 EIP and does not reflect the shares that will be issued upon the vesting of outstanding awards of restricted stock unit awards, which have no exercise price.

(3)      As of December 31, 2024, a total of 1,791,291 shares of our common stock were reserved for issuance for future grants pursuant to the 2024 Plan. All of the foregoing share numbers are subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. Shares subject to awards granted under the 2024 Plan that expire or terminate without being exercised in full will not reduce the number of shares available for issuance under the 2024 Plan. The settlement of any portion of an award in cash will not reduce the number of shares available for issuance under the 2024 Plan. Shares withheld under an award to satisfy the exercise, strike or purchase price of an award or to satisfy a tax withholding obligation will reduce the number of shares available for issuance under the 2024 Plan. With respect to a stock appreciation right, only shares of common stock that are issued upon settlement of the stock appreciation right will count towards reducing the number of shares available for issuance under the 2024 Plan. If any shares of our common stock issued pursuant to an award are forfeited back to or repurchased or reacquired by us because of a failure to meet a contingency or condition required for the vesting of such shares, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2024 Plan. If any shares of our common stock issued pursuant to an award are forfeited back to or repurchased or reacquired by us (i) to satisfy the exercise, strike or purchase price of an award or (ii) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will reduce the number of shares available for issuance under the 2024 Plan. We no longer make grants under the 2019 EIP or the 2021 Plan; however, up to 783,478 shares of our common stock (subject to adjustment for recapitalizations, stock splits and similar transactions) subject to outstanding stock options or other equity awards granted under the 2021 Plan that, following June 6, 2024, terminate or expire prior to exercise or settlement, are not issued because the award is settled in cash or are forfeited because of the failure to vest, became or will become available for issuance under the 2024 Plan.

(4)      As of December 31, 2024, a total of 981,370 shares of our common stock were reserved for future issuance pursuant to the 2024 ESPP.

(5)      Includes solely the Inducement Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of April 30, 2025 for:

•        each person or group known to us who beneficially owns more than 5% of our common stock;

•        each of our directors and nominees for director;

•        each of our named executive officers named in “Executive Compensation”; and

•        all of our directors and executive officers as a group.

Each stockholder’s percentage ownership is based on 15,022,122 shares of our common stock outstanding as of April 30, 2025. Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Common stock subject to options that are currently exercisable or exercisable within 60 days of April 30, 2025 are deemed to be outstanding and beneficially owned by the person holding the options. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each stockholder identified in the table possesses sole voting and investment power over all common stock shown as beneficially owned by the stockholder.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065. Except as stated in the footnotes below, none of the stockholders or their affiliates, officers, directors and principal equity holders have held any position or office or have had any material relationship with us or our affiliates within the past three years.

Name of Beneficial Owner	Number of Shares	Percent of Class
5% Stockholders:
Entities affiliated with The Carlyle Group Inc.(1)	1,066,189	7.1%
BlackRock, Inc.(2)	800,028	5.3%
Soleus Capital Management, L.P.(3)	1,494,420	9.9%
Qiming U.S. Healthcare Fund II, L.P.(4)	928,964	6.2%
Entities affiliated with Velan Capital Management LLC(5)	1,471,903	9.8%
Directors and Named Executive Officers:
Ronald Martell(6)	299,352	2.0%
Herb Cross(7)	37,395	*
Jeet Mahal(8)	83,841	*
Edwin Tucker, M.D.(9)	36,540	*
Svetlana Lucas, Ph.D.(10)	3,750	*
Scott Brun, M.D.(11)	12,200	*
Tom Wiggans(12)	16,584	*
Christian W. Nolet(13)	23,254	*
Judith Shizuru, M.D. Ph.D.(14)	150,521	1.0%
Kurt von Emster(15)	22,121	*
Vishal Kapoor(16)	23,867	*
All current directors and executive officers as a group (11 persons)	709,335	4.6%

____________

*        Denotes less than one percent.

(1)      The shares reported herein are held of record by Abingworth Bioventures VII LP. The Carlyle Group Inc., which is a publicly traded entity listed on Nasdaq, is the sole shareholder of Carlyle Holdings I GP Inc., which is the sole member of Carlyle Holdings I GP Sub L.L.C., which is the general partner of Carlyle Holdings I L.P., which, with respect to the securities reported herein, is the managing member of CG Subsidiary Holdings L.L.C., which is the managing member of TC Group, L.L.C., which is the managing member of Carlyle Investment Management, L.L.C., which is the sole member of Carlyle Genesis UK LLC, which is the principal member of Abingworth LLP. Abingworth Bioventures VII LP has delegated to

Abingworth LLP all investment and dispositive power over the securities held of record by Abingworth Bioventures VII LP. Accordingly, each of the foregoing entities may be deemed to share beneficial ownership of the securities held of record by Abingworth Bioventures VII LP. The address of each of Abingworth LLP and Abingworth Bioventures VII LP is 38 Jermyn Street, London, SW1Y6DN, UK. The address of each of the foregoing entities is c/o The Carlyle Group, 1001 Pennsylvania Ave. NW, Suite 220 South, Washington, DC 20004-2505. Information in this footnote is based solely on a Schedule 13D/A jointly filed by The Carlyle Group Inc., Carlyle Holdings I L.P., Carlyle Holdings I GP Sub L.L.C., Carlyle Holdings I L.P., CG Subsidiary Holdings L.L.C., TC Group, L.L.C., Carlyle Investment Management L.L.C., Carlyle Genesis UK LLC, Abingworth LLP and Abingworth Bioventures VII LP on February 12, 2024.

(2)      The shares reported herein are held by subsidiaries of BlackRock, Inc. BlackRock, Inc. is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) and is deemed to have had sole voting and dispositive power over the share. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001. Information in this footnote is based solely on a Schedule 13G filed by BlackRock, Inc. on November 8, 2024.

(3)      The shares reported herein are held directly by Soleus Private Equity Fund III, L.P. (“Soleus PE”) and by Soleus Capital Master Fund, L.P. (“Master Fund”). Soleus Private Equity GP III, LLC (“Soleus PE GP”) is the sole general partner of Soleus PE; Soleus PE GP III, LLC is the sole manager of Soleus PE GP; Soleus Capital Management, L.P. (“Soleus Capital Management”) is the investment manager for Soleus PE; and Soleus GP, LLC is the sole general partner of Soleus Capital Management. Soleus Capital, LLC is the sole general partner of Master Fund; Soleus Capital Group, LLC is the sole managing member of Soleus Capital, LLC; Soleus Capital Management is the investment manager for Master Fund; and Soleus GP, LLC is the sole general partner of Soleus Capital Management. Guy Levy is the sole managing member of each of Soleus PE GP III, LLC, Soleus Capital Group, LLC and Soleus GP, LLC. Each of Soleus PE GP, Soleus PE GP III, LLC, Soleus Capital, LLC, Soleus Capital Group, LLC, Soleus Capital Management, Soleus GP, LLC and Mr. Levy disclaims beneficial ownership of these shares held directly by Soleus PE and Master Fund. The address for each of these entities and individual is 104 Field Point Road, 2nd Floor, Greenwich, CT 06830. Information in this footnote is based solely on a Schedule 13G jointly filed by Soleus PE GP, Soleus PE, Soleus PE GP III, LLC, Master Fund, Soleus Capital, LLC, Soleus Capital Group, LLC, Soleus Capital Management, Soleus GP, LLC and Guy Levy on February 11, 2025.

(4)      The shares reported herein are directly held by Qiming U.S. Healthcare Fund II, L.P. (“Qiming”). The general partner of Qiming is Qiming U.S. Healthcare GP II, LLC (“Qiming GP”). Gary Rieschel and Mark D. McDade are the managing partners of Qiming GP. Each of Qiming GP, Mr. Rieschel and Mr. McDade may be deemed to beneficially own the shares beneficially owned by Qiming, but each disclaims beneficial ownership of such shares. The address for each of these entities and individuals is 11100 NE 8th Street, Suite 200, Bellevue, WA 98004. Information in this footnote is based solely on a Schedule 13G/A jointly filed by Qiming, Qiming GP, Mr. McDade and Mr. Rieschel on February 14, 2024.

(5)      Consists of: (i) 1,188,500 shares directly beneficially owned by Velan Capital Master Fund LP (“Velan Master”) and (ii) 283,403 shares directly beneficially owned by Avego Healthcare Capital, L.P. (“Avego Fund”). Velan Capital Holdings LLC (“Velan GP”), as the general partner of Velan Master, may be deemed to beneficially own the 1,188,500 shares owned by Velan Master. Avego Healthcare Capital Holdings, LLC (“Avego GP”), as the general partner of Avego Fund, may be deemed to beneficially own the 283,403 shares beneficially owned by Avego Fund. Avego Management, LLC (“Avego Management”), as the co-investment manager of Avego Fund, may be deemed to beneficially own the 283,403 shares beneficially owned by Avego Fund. Velan Capital Investment Management LP (“Velan Capital”), as the investment manager of Velan Master and co-investment manager of Avego Fund, may be deemed to beneficially own the 1,471,903 shares beneficially owned in the aggregate by Velan Master and Avego Fund. Velan Capital Management LLC (“Velan IM GP”), as the general partner of Velan Capital, may be deemed to beneficially own the 1,471,903 shares beneficially owned in the aggregate by Velan Master and Avego Fund. Adam Morgan, as a Managing Member of each of Velan GP and Velan IM GP, may be deemed to beneficially own the 1,471,903 shares beneficially owned in the aggregate by Velan Master and Avego Fund. Balaji Venkataraman, as the Managing Member of each of Avego GP and Avego Management and a Managing Member of each of Velan GP and Velan IM GP, may be deemed to beneficially own the 1,471,903 shares beneficially owned in the aggregate by Velan Master and Avego Fund. Each of Velan Master, Avego Fund, Velan GP, Avego GP, Avego Management, Velan Capital, Velan IM GP, Mr. Morgan and Mr. Venkataraman disclaims beneficial ownership of the securities reported herein that he or it does not directly own. Mr. Kapoor is a partner at Avego Management and is on our Board. The address for each of these entities and individuals is 1055b Powers Place, Alpharetta, Georgia 30009. Information in this footnote is based solely on a Schedule 13D/A jointly filed by Velan Master, Avego Fund, Velan GP, Avego GP, Avego Management, Velan Capital, Velan IM GP, Mr. Morgan, Mr. Venkataraman and Mr. Kapoor on February 9, 2024.

(6)      Consists of (i) 33,118 shares held directly, and (ii) 266,234 shares issuable upon exercise of options exercisable within 60 days of April 30, 2025.

(7)      Consists of 37,395 shares issuable upon exercise of options exercisable within 60 days of April 30, 2025.

(8)      Consists of (i) 25,009 shares held directly, and (ii) 58,472 shares issuable upon exercise of options exercisable within 60 days of April 30, 2025.

(9)      Consists of (i) 1,540 shares held directly, and (ii) 35,000 shares issuable upon exercise of options exercisable within 60 days of April 30, 2025.

(10)    Consists of 3,750 shares issuable upon exercise of options exercisable within 60 days of April 30, 2025.

(11)    Consists of 12,200 shares issuable upon exercise of options exercisable within 60 days of April 30, 2025.

(12)    Consists of (i) 5,000 shares held directly, and (ii) 11,854 shares issuable upon exercise of options exercisable within 60 days of April 30, 2025.

(13)    Consists of (i) 3,250 shares held directly, and (ii) 20,004 shares issuable upon exercise of options exercisable within 60 days of April 30, 2025.

(14)    Consists of (i) 115,901 shares held directly, and (ii) 34,620 shares issuable upon exercise of options exercisable within 60 days of April 30, 2025.

(15)    Consists of (i) 2,117 shares held directly, and (ii) 20,004 shares issuable upon exercise of options exercisable within 60 days of April 30, 2025.

(16)    Consists of (i) 4,375 shares held directly, and (ii) 19,492 shares issuable upon exercise of options exercisable within 60 days of April 30, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a summary of transactions since January 1, 2024, to which we have been a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements which are described in “Executive Compensation.”

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s length transactions.

Dr. Shizuru Consulting Agreement

On December 16, 2019, we entered into a consulting agreement with Judith Shizuru, M.D., Ph.D., a member of our Board and holder of more than 5% of our capital stock at the time the consulting agreement was entered into, pursuant to which Dr. Shizuru provides us with consulting and advisory services in exchange for a cash fee of $20,833 per month, or $250,000 per year.

Employment Arrangements

We have entered into employment agreements, offer letters and service agreements with certain of our executive officers. For more information regarding these agreements with our executive officers, see “Executive Compensation — Employment and Other Arrangements with Named Executive Officers.”

Annual Cash Bonus

We have established a cash incentive plan for certain of our executive officers. For a description of this plan, see “Executive Compensation — Individual Compensation Elements — Annual Cash Incentive Bonuses.”

Indemnification of Directors and Officers

Our Certificate of Incorporation contains provisions that limit the liability of our current and former directors and officers for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors and officers of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors or officers, except liability for:

•        any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders;

•        any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•        as a director, unlawful payments of dividends or unlawful stock repurchases or redemptions;

•        as an officer, derivative claims brought on behalf of the corporation by a stockholder; or

•        any transaction from which the director or officer derived an improper personal benefit.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our Certificate of Incorporation authorizes us to indemnify our directors, officers, employees and other agents to the fullest extent permitted by Delaware law. Our Bylaws provide that we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law and may indemnify our other employees and agents. Our Bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law.

We have also entered, and expect to continue to enter, into agreements to indemnify our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in connection with any action, proceeding or investigation. We believe that our Certificate of Incorporation, Bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

Other Transactions

We have granted stock and option awards to certain of our directors and named executive officers. For more information regarding the stock and option awards granted to our directors and named executive officers, see “Board of Directors and Corporate Governance — Non-Employee Director Compensation — Non-Employee Director Compensation Table” and “Executive Compensation — Outstanding Equity Awards as of December 31, 2024.”

We have entered into change-in-control agreements with certain of our executive officers pursuant to our Severance Plan that, among other things, provide for certain severance and change-in-control benefits. See the section titled “Executive Compensation — Employment and Other Arrangements with Named Executive Officers — Employee Severance Plan.”

Policies and Procedures for Related Party Transactions

Our Board has adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person, as defined by the Securities Act, were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our Audit Committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction and the extent of the related person’s interest in the transaction.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers, banks or other agents with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other agent that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker, bank or other agent, notify our Corporate Secretary at (650) 549-1400 or send a written request to: Corporate Secretary at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their broker, bank or other agent.

2024 ANNUAL REPORT AND SEC FILINGS

Our financial statements for the year ended December 31, 2024 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this Proxy Statement. Our Annual Report and this Proxy Statement are posted on our website at www.jaspertherapeutics.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Investor Relations, Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suite #102, Redwood City, CA 94065.

OTHER MATTERS

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Redwood City, CA

May 19, 2025

Jasper Therapeutics, Inc. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/ JasperTherapeutics/2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 2, 2025. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 AND “ONE YEAR” FOR PROPOSAL 4. Please mark your votes like this 1. Election of Class I directors to serve until the 2028 annual meeting of stockholders: Nominees: (1) Kurt von Emster (2) Scott Brun, M.D. (3) Vishal Kapoor FOR AGAINST ABSTAIN FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) Note: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. CONTROL NUMBER 3. Advisory vote on approval of the compensation of the named executive 4. Advisory vote on the frequency of future advisory votes on executive compensation. Signature Signature, if held jointly Date 2025. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. ONE YEAR TWO YEARS THREE YEARS ABSTAIN

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Thursday, July 3, 2025 at 10:00 a.m. Pacific Time To view the 2025 Proxy Statement and the 2025 Annual Report and to attend the Annual Meeting, please go to: https://www.cstproxy.com/JasperTherapeutics/2025 197410 Jasper Therapeutics, Inc. Proxy Card Back FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED 2025 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS JASPER THERAPEUTICS, INC. The undersigned appoints Ronald Martell and Herb Cross, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of voting common stock of Jasper Therapeutics, Inc. held of record by the undersigned at the close of business on May 9, 2025 at the Annual Meeting of Stockholders of Jasper Therapeutics, Inc. to be held virtually at https://cstproxy.com/JasperTherapeutics/2025 on Thursday, July 3, 2025 at 10:00 a.m. Pacific Time, or at any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF THE THREE NOMINEES TO THE BOARD OF DIRECTORS, “FOR” PROPOSALS 2 AND 3 AND “ONE YEAR” FOR PROPOSAL 4 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. (Continued and to be marked, dated and signed on reverse side)